UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21124

Name of Fund:   BlackRock New York Municipal Income Trust II (BFY)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

              Municipal Income Trust II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item 1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended August 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended August 31, 2018, municipal bond funds experienced net inflows of approximately $22 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $373 billion (below the $390 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (“PABs”). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.

S&P Municipal Bond Index
Total Returns as of August 31, 2018
6 months: 1.78%
12 months: 0.61%

A Closer Look at Yields

From August 31, 2017 to August 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 32 basis points (“bps”) from 2.70% to 3.02%, while 10-year rates increased by 58 bps from 1.86% to 2.44% and 5-year rates increased by 90 bps from 1.12% to 2.02% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 53 bps, however remained a significant 94 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of August 31, 2018	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($14.04)(a)	4.05%
Tax Equivalent Yield(b)	7.58%
Current Monthly Distribution per Common Share(c)	$0.0474
Current Annualized Distribution per Common Share(c)	$0.5688
Economic Leverage as of August 31, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BZM(a)(b)	2.71%	1.67%
Lipper Other States Municipal Debt Funds(c)	(6.29)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward. Lower-quality bonds generally outpaced higher-quality issues amid investors’ continued demand for yield.

•	Maryland’s municipal index underperformed the national market due to its lower yield and higher overall quality.

•

The Trust’s position in the health care sector made the largest contribution to returns. Yield spreads in the sector tightened, which offset the effect of falling bond prices and resulted in sizable outperformance.

•

Positions in BBB rated bonds added value, as did allocations to high yield issues (those rated BBB and below). High yield far outperformed the broader market as demand greatly outstripped the available supply, especially in smaller states such as Maryland. Within the high yield segment, the Trust held positions that were currently callable and therefore experienced no price movement even as the market sold off. (A call is when an issuer redeems a bond prior to its maturity date.) These securities provided both above-average income and strong relative performance.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•	The use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income.

•

The Trust held a large weighting in long-maturity, shorter-call bonds because of their attractive yields. Some of these securities, especially those with call dates between two and five years, lagged due to the general underperformance of shorter-term securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$14.04	$14.29	(1.75)%	$14.75	$13.06
Net Asset Value	14.90	15.32	(2.74)	15.42	14.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Health	29%	28%
Education	19	20
County/City/Special District/School District	16	12
Utilities	13	14
Transportation	13	16
Housing	8	8
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	5%
2019	7
2020	3
2021	8
2022	23

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	7%	8%
AA/Aa	29	33
A	30	30
BBB/Baa	15	17
BB/Ba	4	1
B/B	5	1
N/R	10	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Trust Summary as of August 31, 2018	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2018 ($12.38)(a)	4.26%
Tax Equivalent Yield(b)	7.87%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Economic Leverage as of August 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.9%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	(7.64)%	(0.41)%
Lipper Other States Municipal Debt Funds(c)	(6.29)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•	Massachusetts municipal issues underperformed the broader national market, as tight yield spreads at the beginning of the period left little room for additional upside.

•

The Trust held a large weighting in long-maturity, shorter-call bonds because of their attractive yields. Some of these securities, especially those with call dates between two and five years, lagged due to the general underperformance of shorter-term securities. (A call is when an issuer redeems a bond prior to its maturity date.)

•

The Trust’s allocation to BBB rated bonds made the largest contribution to returns. In addition to BBB issues providing above-average income, yield spreads on BBB issues were relatively stable during the market sell-off of early 2018.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•	Holdings in high-yield bonds, which were boosted by the combination of their income advantage and investors’ ongoing demand for yield, were strong outperformers.

•	The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.38	$14.00	(11.57)%	$15.00	$12.35
Net Asset Value	13.33	13.98	(4.65)	14.03	13.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Education	41%	42%
State	21	19
Health	15	14
Transportation	15	16
Housing	5	6
County/City/Special District/School District	2	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	3%
2019	12
2020	13
2021	8
2022	14

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	7%	7%
AA/Aa	60	53
A	11	21
BBB/Baa	15	16
BB/Ba	1	1
N/R	6	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	9

Trust Summary as of August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2018 ($12.35)(a)	4.32%
Tax Equivalent Yield(b)	8.57%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of August 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	(9.82)%	0.22%
Lipper New York Municipal Debt Funds(c)	(5.86)	(0.09)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

New York municipal bonds underperformed the national market. New issuance in the state was robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Trust already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level.

•

Portfolio income, enhanced by leverage, made the largest contribution to performance in a period characterized by a robust increase in municipal yields. Leverage also amplified the impact of falling prices, which offset some of the benefit from added income. (Bond prices and yields move in opposite directions.)

•

Short-term bonds, which are highly sensitive to U.S. Federal Reserve policy, lagged longer-term issues. As a result, the Trust’s positions in the two- to five-year segment of the yield curve detracted from performance. These positions are largely comprised of advance-refunded bonds that were purchased in a higher-yield environment.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Investments in bonds rated A and below, which generally outperformed higher-quality issues, contributed positively. From a sector perspective, the Trust’s allocation to transportation issues was beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.35	$14.36	(14.00)%	$14.58	$12.30
Net Asset Value	14.27	14.93	(4.42)	15.01	14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Transportation	26%	26%
State	19	15
Education	16	19
County/City/Special District/School District	16	16
Utilities	12	12
Health	6	7
Housing	2	3
Corporate	2	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	6
2020	7
2021	14
2022	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	19%	19%
AA/Aa	48	53
A	23	20
BBB/Baa	5	6
N/R(b)	5	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 4% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of August 31, 2018	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($13.01)(a)	4.24%
Tax Equivalent Yield(b)	8.42%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Economic Leverage as of August 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BQH(a)(b)	(6.44)%	(0.03)%
Lipper New York Municipal Debt Funds(c)	(5.86)	(0.09)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

New York municipal bonds underperformed the national market. New issuance in the state was robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level.

•

Short-term bonds, which are highly sensitive to Fed policy, lagged longer-term issues. As a result, the Trust’s positions in the two- to five-year segment of the yield curve detracted from performance. These positions are largely comprised of advance-refunded bonds that were purchased in a higher-yield environment.

•

Portfolio income, enhanced by leverage, made the largest contribution to performance in a period characterized by a robust increase in municipal yields. Leverage also amplified the impact of falling prices, which offset some of the benefit from added income. (Bond prices and yields move in opposite directions.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Investments in bonds rated A and below, which generally outperformed higher-quality issues, contributed positively. From a sector perspective, the Trust’s allocation to transportation issues was beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$13.01	$14.55	(10.58)%	$15.65	$12.94
Net Asset Value	15.39	16.11	(4.47)	16.20	15.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
County/City/Special District/School District	23%	25%
Education	22	22
Transportation	17	16
Utilities	11	12
Health	10	11
State	7	6
Corporate	4	3
Housing	3	3
Tobacco	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	6
2020	7
2021	16
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	10%	14%
AA/Aa	41	48
A	27	21
BBB/Baa	9	7
BB/Ba	2	3
B/B	1	—
N/R(b)	10	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of August 31, 2018	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2018 ($12.65)(a)	3.84%
Tax Equivalent Yield(b)	7.62%
Current Monthly Distribution per Common Share(c)	$0.0405
Current Annualized Distribution per Common Share(c)	$0.4860
Economic Leverage as of August 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	(2.47)%	(0.33)%
Lipper New York Municipal Debt Funds(c)	(5.86)	(0.09)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

New York municipal bonds underperformed the national market. New issuance in the state was robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level.

•

Short-term bonds, which are highly sensitive to Fed policy, lagged longer-term issues. As a result, the Trust’s positions in the two- to five-year segment of the yield curve detracted from performance. These positions are largely comprised of advance-refunded bonds that were purchased in a higher-yield environment.

•

Portfolio income, enhanced by leverage, made the largest contribution to performance in a period characterized by a robust increase in municipal yields. Leverage also amplified the impact of falling prices, which offset some of the benefit from added income. (Bond prices and yields move in opposite directions.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Investments in bonds rated A and below, which generally outperformed higher-quality issues, contributed positively. From a sector perspective, the Trust’s allocation to transportation issues was beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.65	$13.55	(6.64)%	$13.69	$12.14
Net Asset Value	14.35	15.04	(4.59)	15.12	14.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Education	23%	26%
County/City/Special District/School District	18	19
Utilities	16	16
Transportation	16	16
State	16	12
Health	7	7
Housing	3	3
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	2%
2019	6
2020	2
2021	19
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	17%	22%
AA/Aa	50	52
A	27	23
BBB/Baa	2	2
N/R(b)	4	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	15

Trust Summary as of August 31, 2018	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($12.77)(a)	4.60%
Tax Equivalent Yield(b)	9.13%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Economic Leverage as of August 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	(13.66)%	(0.08)%
Lipper New York Municipal Debt Funds(c)	(5.86)	(0.09)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

New York municipal bonds underperformed the national market. New issuance in the state was robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below the national level.

•

Short-term bonds, which are highly sensitive to Fed policy, lagged longer-term issues. As a result, the Trust’s positions in the two- to five-year segment of the yield curve detracted from performance. These positions are largely comprised of advance-refunded bonds that were purchased in a higher-yield environment.

•

Portfolio income, enhanced by leverage, made the largest contribution to performance in a period characterized by a robust increase in municipal yields. Leverage also amplified the impact of falling prices, which offset some of the benefit from added income. (Bond prices and yields move in opposite directions.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Investments in bonds rated A and below, which generally outperformed higher-quality issues, contributed positively. From a sector perspective, the Trust’s allocation to education issues was beneficial.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.77	$15.51	(17.67)%	$15.90	$12.67
Net Asset Value	14.97	15.71	(4.71)	15.79	14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Transportation	20%	18%
County/City/Special District/School District	19	23
Education	17	17
State	13	9
Utilities	11	13
Health	8	9
Housing	5	6
Corporate	4	2
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	8
2020	5
2021	19
2022	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	17%	15%
AA/Aa	42	45
A	28	25
BBB/Baa	6	8
BB/Ba	3	2
B	1	1
N/R	3	4	(b)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

TRUST SUMMARY	17

Trust Summary as of August 31, 2018	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($16.56)(a)	4.57%
Tax Equivalent Yield(b)	8.55%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Economic Leverage as of August 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	(6.91)%	(0.20)%
Lipper Other States Municipal Debt Funds(c)	(6.29)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward. Lower-quality bonds generally outpaced higher-quality issues amid investors’ continued demand for yield.

•	Virginia’s municipal index underperformed the national market due to its lower yield and higher overall quality.

•

The Trust held a large weighting in long-maturity, shorter-call bonds because of their above-average yields. Some of these securities, especially those with call dates between two and five years, lagged due to the general underperformance of shorter-term securities. Certain positions in AA rated education issues also detracted from performance.

•

The Trust had multiple positions mature during the period. In addition to providing above-average income, these positions experienced very little price movement during the sell-off since they were so close to their maturity dates. These positions were the best performers in the portfolio. Holdings in investment-grade health care issues also made a positive contribution.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

The Trust’s investments in high yield bonds (those rated BBB and below) also added value, as this market segment outpaced investment-grade debt. In particular, positions in the tobacco sector outperformed the broader market due to their higher income and the price gains that resulted from investors’ robust demand for liquid, higher-yielding securities. A large number of tobacco issues outside of Virginia were refinanced during the period, boosting demand for those that continued to offer attractive yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$16.56	$18.68	(11.35)%	$19.27	$15.50
Net Asset Value	14.97	15.75	(4.95)	15.79	14.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	08/31/18	08/31/17
Transportation	33%	19%
Health	28	26
County/City/Special District/School District	16	15
Education	12	25
Housing	6	2
Tobacco	3	3
Corporate	1	1
State	1	6
Utilities	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	12
2020	15
2021	9
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	08/31/18	08/31/17
AAA/Aaa	7%	15%
AA/Aa	39	47
A	11	12
BBB/Baa	4	4
BB/Ba	2	2
B	3	2
N/R(b)	34	18

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 9% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	19

Schedule of Investments August 31, 2018	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 142.2%

Maryland — 140.7%
Corporate — 1.9%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	$320	$332,717
Potomac Electric Power Co., 6.20%, 09/01/22	250	255,317

		588,034
County/City/Special District/School District — 18.8%
County of Anne Arundel Maryland, GOL, 5.00%, 10/01/43	1,500	1,731,540
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 07/01/32	500	550,700
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 07/01/44	250	252,613
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	250	268,507
County of Howard Maryland, Tax Allocation Bonds:
Annapolis Junction Town Center Project, 6.10%, 02/15/44	250	256,375
Downtown Columbia Project, Series A, 4.50%, 02/15/47(a)	500	505,665
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,347	1,351,512
Washington Suburban Sanitary Commission, GO, Consolidated Public Improvement Bonds, Second Series, 4.00%, 06/01/41	875	910,420

		5,827,332
Education — 28.3%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project, 3.25%, 09/01/28	360	364,442
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 07/01/37	500	526,155
University of Maryland College Park Project (AGM), 5.00%, 06/01/43	1,350	1,510,434
University of Maryland Project, 5.00%, 07/01/39	500	536,665
University Village at Sheppard Pratt, 5.00%, 07/01/33	1,000	1,049,530
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 07/01/39	100	101,817
Goucher College, Series A, 5.00%, 07/01/34	1,000	1,081,450
Goucher College, Series A, 4.00%, 07/01/37	500	509,670
Johns Hopkins University Project, Series A, 4.00%, 07/01/37	10	10,362
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	977,130
Maryland Institute College, 4.00%, 06/01/42	500	499,215
Maryland Institute College of Art, 5.00%, 06/01/29	500	541,730
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,052,950

		8,761,550
Health — 47.6%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	250	262,708
City of Rockville Maryland, RB, Ingleside at King Farm Project, Series B, 5.00%, 11/01/42	500	540,380
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	750	840,225
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,090,970
Maryland Health & Higher Educational Facilities Authority, RB:
Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,073,390
Medstar Health Issue, Series A, 5.00%, 05/15/42	160	178,357
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	282,228
University of Maryland Medical System Issue, 4.00%, 07/01/48	300	302,547

Security	Par (000)	Value
Health (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 07/01/19(b)	$1,000	$1,026,720
Charlestown Community Project, 6.25%, 01/01/21(b)	1,000	1,096,890
Charlestown Community, Series A, 5.00%, 01/01/45	500	550,190
Frederick Memorial Hospital, Series A, 4.00%, 07/01/38	1,250	1,253,025
Lifebridge Health Issue, 4.13%, 07/01/47	500	510,265
Medstar Health, Inc., 5.00%, 08/15/42	1,000	1,093,700
Meritus Medical Center Issue, 5.00%, 07/01/40	1,000	1,075,820
Peninsula Regional Medical Center, 5.00%, 07/01/45	700	760,991
University of Maryland, 5.00%, 07/01/35	200	222,158
University of Maryland, 4.00%, 07/01/41	500	506,540
University of Maryland Medical System, 5.13%, 07/01/19(b)	1,000	1,027,740
University of Maryland Medical System, Series A, 5.00%, 07/01/43	1,000	1,075,050

		14,769,894
Housing — 13.0%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	555,405
Columbia Commons Apartments, Series A, 5.00%, 06/01/44	550	586,047
Gateway Village Apartments, 4.00%, 06/01/46	500	507,635
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 07/01/42	1,220	1,235,470
Maryland Community Development Administration, RB:
M/F Housing, 3.70%, 07/01/35	500	502,865
S/F Housing, Residential, Series A, 5.05%, 09/01/39	500	503,080
S/F Housing, Residential, Series B, 4.75%, 09/01/39	150	150,172

		4,040,674
Transportation — 15.0%
Maryland EDC, RB(b):
Term Project, Series B, 5.75%, 06/01/20	500	534,535
Transportation Facilities Project, Series A, 5.75%, 06/01/20	500	534,535
Maryland EDC, Refunding RB, Transportation Facilities Project, Series A, 5.00%, 06/01/35	100	111,497
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 05/15/19(b)	1,000	1,016,700
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 06/01/29	1,925	1,981,518
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 03/01/23	445	484,592

		4,663,377
Utilities — 16.1%
City of Annapolis Maryland Water & Sewer Revenue, Refunding RB, Series A, 3.38%, 08/01/40	780	751,249
City of Baltimore Maryland, RB:
Sub-Water Projects, Series A, 5.00%, 07/01/41	100	113,212
Sub-Water Projects, Series A, 5.00%, 07/01/46	495	558,855
Wastewater Project, Series C, 5.00%, 07/01/38	1,000	1,113,800
Water Project, Series A, 5.00%, 07/01/43	1,000	1,105,960
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 09/01/46	750	819,780
East Baltimore Research Park, Series A, 5.00%, 09/01/38	250	266,772
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 06/01/43	250	254,708

		4,984,336

Total Municipal Bonds in Maryland		43,635,197

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Puerto Rico — 1.5%
Tobacco — 1.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$450	$455,607

Total Municipal Bonds — 142.2% (Cost — $42,995,151)		44,090,804

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Maryland — 10.2%
County/City/Special District/School District — 5.6%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,500	1,715,815

Utilities — 4.6%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,269	1,432,665

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Maryland		3,148,480

Virginia — 5.5%
Transportation — 5.5%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,716,462

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7% (Cost — $4,830,850)		4,864,942

Total Long-Term Investments — 157.9% (Cost — $47,826,001)		48,955,746

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(d)(e)	273,831	$273,859

Total Short-Term Securities — 0.9% (Cost — $273,859)		273,859

Total Investments — 158.8% (Cost — $48,099,860)		49,229,605
Other Assets Less Liabilities — 1.1%		361,123
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.5)%		(2,645,564)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.4)%		(15,937,366)

Net Assets Applicable to Common Shares — 100.0%		$31,007,798

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	273,831	273,831	$273,859	$2,615	$16	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	4	12/19/18	$481	$(88)
Long U.S. Treasury Bond	11	12/19/18	1,586	4,859
5-Year U.S. Treasury Note	4	12/31/18	454	(162)

				$4,609

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2018	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$4,859	$—	$4,859

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$250	$—	$250

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$163,772	$—	$163,772

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$16,962	$—	$16,962

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,689,766

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$48,955,746	$—	$48,955,746
Short-Term Securities	273,859	—	—	273,859

	$273,859	$48,955,746	$—	$49,229,605

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$4,859	$—	$—	$4,859
Liabilities:
Interest rate contracts	(250)	—	—	(250)

	$4,609	$—	$—	$4,609

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(2,637,107)	$—	$(2,637,107)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$(18,637,107)	$—	$(18,637,107)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments August 31, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 149.5%

Massachusetts — 148.0%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 09/01/26	$1,000	$1,109,600

Education — 58.5%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	1,000	1,081,857
Emerson College Issue, Series A, 5.25%, 01/01/42	500	552,035
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(a)	250	273,573
Merrimack College, 5.00%, 07/01/47	550	593,499
Mount Holyoke College, Series B, 5.00%, 07/01/41	500	537,240
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,079,110
Wellesley College, Series J, 5.00%, 07/01/42	1,950	2,137,044
Wentworth Institute Technology, 5.00%, 10/01/46	500	543,170
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 01/01/42	650	864,396
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	1,500	1,770,330
Emerson College, 5.00%, 01/01/41	500	534,285
Emerson College, Series A, 5.00%, 01/01/20(a)	185	193,018
Emerson College, Series A, 5.00%, 01/01/20(a)	15	15,650
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	274,507
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	150	160,935
Harvard University, Series A, 5.50%, 11/15/18(a)	75	75,581
International Charter School, 5.00%, 04/15/40	1,000	1,059,340
Suffolk University, 4.00%, 07/01/39	500	498,575
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,775,433
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,110,100
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 07/01/33	215	213,271
Massachusetts Health & Educational Facilities Authority, RB:
Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,179
Northeastern University, Series R, 5.00%, 10/01/33	225	225,574
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Northeastern University, Series T-2, 5.00%, 10/01/32	500	548,915
Springfield College, 5.63%, 10/15/19(a)	500	521,500
Tufts University, Series M, 5.50%, 02/15/27	1,000	1,225,380
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	549,860

		18,484,357
Health — 23.9%
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series E, 4.00%, 07/01/38	500	499,975
Carleton-Willard Village, 5.63%, 12/01/30	500	518,735
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	550	547,904
Partners Healthcare, Series L, 5.00%, 07/01/21(a)	995	1,079,913
Partners Healthcare, Series L, 5.00%, 07/01/36	5	5,357
Umass Memorial Healthcare, 5.00%, 07/01/44	300	327,696
Wellesley College Issue, Series L, 4.00%, 07/01/44	250	261,363
Western New England University, 5.00%, 09/01/43	500	547,740
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19(a)	1,000	1,038,710
Children’s Hospital, Series M, 5.25%, 12/01/39	600	625,458
Children’s Hospital, Series M, 5.50%, 12/01/39	500	522,740
Southcoast Health Obligation Group, Series D, 5.00%, 07/01/39	500	511,620

Security	Par (000)	Value
Health (continued)
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 07/01/38	$1,000	$1,053,790

		7,541,001
Housing — 8.7%
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	500	494,370
(FHA), 5.25%, 12/01/35	185	193,952
Massachusetts Housing Finance Agency, Refunding RB, AMT:
Series A, 4.50%, 12/01/47	500	517,610
Series C, 5.00%, 12/01/30	160	161,367
Series C, 5.35%, 12/01/42	645	651,037
Series F, 5.70%, 06/01/40	735	739,219

		2,757,555
State — 28.3%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 07/01/45	1,000	1,118,590
Massachusetts Bay Transportation Authority, Refunding RB:
Senior Series A, 5.25%, 07/01/29	730	906,755
Sub-Series A-2, 5.00%, 07/01/45	1,465	1,668,650
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	500	550,830
Series B, 5.00%, 10/15/41	1,000	1,074,360
Massachusetts State College Building Authority, RB, Series A, 5.50%, 05/01/19(a)	2,500	2,563,600
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 05/01/39	825	1,070,619

		8,953,404
Transportation — 25.1%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,111,300
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 06/01/21(a)	500	542,280
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 01/01/32	1,120	1,164,341
5.00%, 01/01/37	1,000	1,036,790
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 07/01/42	1,000	1,072,050
Series B, 5.00%, 07/01/45	1,750	1,920,240
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,080,130

		7,927,131
Puerto Rico — 1.5%
Tobacco — 1.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	470	475,856

Total Municipal Bonds — 149.5% (Cost — $44,710,179)		47,248,904

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Massachusetts — 15.4%
Education — 7.2%
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 11/15/46(d)	2,000	2,263,685

Health — 1.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	430	443,846

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State — 6.8%
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/46	$1,001	$1,112,020
Series G, 4.00%, 09/01/42	1,005	1,034,795

		2,146,815

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.4% (Cost — $4,916,327)		4,854,346

Total Long-Term Investments — 164.9% (Cost — $49,626,506)		52,103,250

	Shares
Short-Term Securities — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(e)(f)	427,577	427,620

Total Short-Term Securities — 1.3% (Cost — $427,620)		427,620

Total Investments — 166.2% (Cost — $50,054,126)		52,530,870
Other Assets Less Liabilities — 2.1%		652,694
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(3,146,394)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (58.3)%		(18,427,777)

Net Assets Applicable to Common Shares — 100.0%		$31,609,393

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on November 15, 2024, is $1,551,389. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Investment Value Held at 08/31/17	Net Activity	Shares Investment Value Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	844,109	(416,532)	427,577	$427,620	$3,442	$(98)	$39

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	4	12/19/18	$481	$(88)
Long U.S. Treasury Bond	10	12/19/18	1,442	4,237
5-Year U.S. Treasury Note	4	12/31/18	454	(117)

				$4,032

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$4,237	$—	$4,237

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$205	$—	$205

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$169,138	$—	$169,138

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$16,501	$—	$16,501

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,586,898

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$52,103,250	$—	$52,103,250
Short-Term Securities	427,620	—	—	427,620

	$427,620	$52,103,250	$—	$52,530,870

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$4,237	$—	$—	$4,237
Liabilities:
Interest rate contracts	(205)	—	—	(205)

	$4,032	$—	$—	$4,032

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Massachusetts Tax-Exempt Trust (MHE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,135,858)	$—	$(3,135,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(21,635,858)	$—	$(21,635,858)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 139.3%

New York — 139.0%
Corporate — 2.8%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$820	$872,972
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	1,125	1,307,677
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,445	10,430,842

		12,611,491
County/City/Special District/School District — 21.0%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	2,710	3,127,746
5.00%, 08/01/30	2,000	2,210,820
City of New York, GO:
Series A-1, 5.00%, 08/01/35	2,350	2,527,308
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	945	1,054,800
Sub-Series F-1, 5.00%, 04/01/40	4,550	5,224,628
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B(a):
0.00%, 11/15/46	3,000	937,050
(AGM), 0.00%, 11/15/55	2,485	523,788
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	12,215	13,675,792
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AGC), 6.38%, 01/01/39	800	811,464
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/40	6,150	6,923,424
City of New York Industrial Development Agency, RB, PILOT:
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	3,500	3,508,365
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,500	9,548,070
City of New York New York, GO:
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,520,356
Refunding, Fiscal 2012, Series I, 5.00%, 08/01/32	490	539,137
Refunding, Fiscal 2014, Series E, 5.00%, 08/01/32	2,000	2,231,400
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(a)	3,765	755,410
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,380	615,466
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,150	6,164,637
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,200	2,203,630
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	275	320,172
5.00%, 09/01/36	245	284,403
5.00%, 09/01/37	275	318,522
5.00%, 09/01/38	420	485,394
5.00%, 09/01/39	335	386,305
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	1,400	1,598,982
Refunding Series B, 5.00%, 04/01/32	1,980	2,256,448
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	3,200	3,613,120
Fiscal 2017, 5.00%, 02/15/42	3,360	3,801,739
5.00%, 02/15/37	515	585,972

Security	Par (000)	Value
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	$1,710	$1,854,666
4, 5.00%, 11/15/44	4,000	4,306,320
7 Class 1, 4.00%, 09/15/35	885	923,161
7 Class 2, 5.00%, 09/15/43	3,430	3,690,131
5.75%, 11/15/51	1,755	1,945,540

		93,474,166
Education — 24.4%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	275,405
5.00%, 12/01/32	100	109,510
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	4,975	5,270,017
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	450	496,107
Manhattan College Project, 4.00%, 08/01/42	525	532,061
Manhattan College Project, 5.00%, 08/01/47	505	562,514
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	111,513
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	1,775	1,987,432
American Museum of Natural History, 5.00%, 07/01/41	750	838,050
Carnegie Hall, 4.75%, 12/01/39	3,150	3,241,287
Wildlife Conservation Society, 5.00%, 08/01/42	2,840	3,125,818
City of New York New York Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/39	1,850	1,915,434
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,535	5,792,101
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	1,000	1,086,060
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	1,685	1,970,203
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,078,180
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	985	1,120,300
4.00%, 07/01/46	1,865	1,918,041
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	685	762,220
5.00%, 07/01/43	2,480	2,748,336
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	295	289,516
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	1,240	1,413,228
University of Rochester Project, Series A, 4.00%, 07/01/39	350	361,816

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	$1,135	$1,234,903
5.00%, 12/01/36	1,100	1,191,432
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	715	756,170
5.00%, 07/01/42	445	469,155
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	300	331,518
5.38%, 09/01/41	125	135,475
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	700	755,167
5.50%, 01/01/21	500	542,235
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	500	526,790
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 07/01/39	750	829,980
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	1,928,769
Fordham University, Series A, 5.00%, 07/01/21(b)	175	190,641
Fordham University, Series A, 5.50%, 07/01/21(b)	1,375	1,516,749
New School (AGM), 5.50%, 07/01/20(b)	3,265	3,484,767
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	1,000	1,027,990
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	3,500	4,523,715
New York University, Series B, 5.00%, 07/01/19(b)	400	411,124
New York University, Series B, 5.00%, 07/01/42	3,000	3,275,100
Siena College, 5.13%, 07/01/19(b)	1,345	1,383,763
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	750	790,042
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	1,500	1,570,455
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,611,285
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,101,420
Barnard College, Series A, 5.00%, 07/01/34	900	1,017,378
Barnard College, Series A, 4.00%, 07/01/37	510	525,336
Barnard College, Series A, 5.00%, 07/01/43	1,500	1,666,185
Columbia University, Series B, 5.00%, 10/01/38	1,780	2,093,707
Cornell University, Series A, 5.00%, 07/01/40	1,000	1,051,920
Fordham University, 5.00%, 07/01/44	1,900	2,098,341
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,030	1,144,783
New York University, Series A, 5.00%, 07/01/31	3,000	3,301,590
New York University, Series A, 5.00%, 07/01/37	4,180	4,576,139
Pratt Institute, 5.00%, 07/01/46	800	887,808
Rochester Institute of Technology, 4.00%, 07/01/31	1,300	1,359,501
Rochester Institute of Technology, 5.00%, 07/01/42	750	814,207
St. John’s University, Series A, 5.00%, 07/01/37	2,005	2,232,327
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	4,755	5,384,657
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	6,435	7,284,034
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,615,294
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,435	1,630,935

Security	Par (000)	Value
Education (continued)
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	$440	$498,630
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	500	569,525
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	860	976,719
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,030	1,154,651

		108,477,461
Health — 10.2%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,800	1,873,602
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/34	500	533,760
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	4,310	4,327,068
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	501,020
5.00%, 12/01/46	800	875,608
Series A, 5.00%, 12/01/37	1,180	1,270,789
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,925	6,406,880
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	460	501,350
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,421,311
State of New York Dormitory Authority, RB:
Health System, Series B (AGM), 5.00%, 02/15/33	1,020	1,022,458
Healthcare, Series A, 5.00%, 03/15/19(b)	2,250	2,291,715
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	2,680	2,869,851
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,800	1,935,540
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	1,825	1,872,523
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,041,880
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	685	713,688
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,498,562
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,000	2,167,360
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	7,375	8,039,709
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	2,645	2,967,002

		45,131,676
Housing — 3.1%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,505	7,129,740
5.00%, 07/01/33	1,375	1,486,637

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing (continued)
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	$1,075	$1,114,033
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,000	2,005,060
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	845	861,165
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,000	1,000,520

		13,597,155
State — 20.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/39	1,250	1,266,813
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,058,338
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,639,087
Sub Series A-3, 5.00%, 08/01/41	4,505	5,132,682
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,364,600
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	3,000	3,042,750
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	1,220	1,398,364
Series S-2, 5.00%, 07/15/35	1,220	1,398,364
City of New York Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/37	1,815	2,037,809
Series S-3, 5.25%, 07/15/36	1,600	1,897,776
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,899,154
Series A-2, 5.00%, 08/01/39	2,090	2,386,425
Sub-Series E-1, 5.00%, 02/01/38	4,470	5,079,931
Sub-Series F-1, 5.00%, 05/01/38	3,455	3,938,596
Sub-Series F-1, 5.00%, 05/01/39	4,300	4,894,905
Subordinate, Sub-Series C-3, 4.00%, 05/01/42	2,790	2,882,544
City of New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,308,151
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	2,500	2,601,025
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	4,000	4,490,360
Green Bond, Series A1, 5.00%, 11/15/37	1,500	1,688,895
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 03/15/38	1,000	1,154,800
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	2,070	2,229,080
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/38	2,725	3,110,342
General Purpose, Series A, 5.00%, 02/15/36	4,500	4,956,435
General Purpose, Series B, 5.00%, 03/15/37	3,000	3,257,010
General Purpose, Series B, 5.00%, 03/15/42	4,600	4,982,720
Group 4, Series A, 5.00%, 03/15/45	2,800	3,208,604
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	250	258,053
Series A, 5.00%, 03/15/36	1,180	1,347,253
Series A, 5.00%, 02/15/42	7,500	8,451,525
Series B, 5.00%, 03/15/37	1,500	1,698,960
State Personal Income Tax, Series A, 5.00%, 02/15/43	495	542,589
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18(b)	3,000	3,007,830

Security	Par (000)	Value
State (continued)
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	$2,000	$2,222,740

		92,834,510
Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	400	433,852
Series A-2B, 5.00%, 06/01/51	765	799,371
Series B, 5.00%, 06/01/45	1,500	1,598,895
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	1,875	1,891,744
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,495	1,608,949
5.25%, 05/15/40	1,500	1,601,640
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	2,440	2,384,954

		10,319,405
Transportation — 38.6%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 01/01/42	970	1,093,617
5.00%, 01/01/47	325	365,157
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	3,980,410
Series A, 5.00%, 11/15/21(b)	1,000	1,099,860
Series A, 5.00%, 05/15/23(b)	3,000	3,412,830
Series A-1, 5.25%, 11/15/23(b)	1,620	1,881,954
Series A-1, 5.25%, 11/15/23(b)	1,620	1,881,954
Series B, 5.25%, 11/15/44	1,000	1,125,850
Series C, 6.50%, 11/15/28	1,155	1,166,250
Series D, 5.25%, 11/15/21(b)	440	487,340
Series E, 5.00%, 11/15/38	8,750	9,620,887
Series E, 5.00%, 11/15/43	1,000	1,088,960
Sub-Series B, 5.00%, 11/15/23(b)	1,000	1,149,420
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,360	2,651,295
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,658,125
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,052,162
Green Bonds, Series A-1, 5.25%, 11/15/57	1,505	1,703,299
Series B, 5.00%, 11/15/37	2,010	2,259,642
Series D, 5.25%, 11/15/21(b)	1,560	1,727,840
Series D, 5.00%, 11/15/30	885	974,403
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,850,861
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	12,599,170
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	7,625	8,127,183
5.25%, 01/01/50	7,670	8,266,342
(AGM), 4.00%, 07/01/41	1,250	1,264,200
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	355	359,260
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,644,300
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,548,375
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	20,495,458

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	$1,000	$1,106,470
179th Series, 5.00%, 12/01/38	1,390	1,559,594
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	289,554
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	822,188
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,400	1,567,426
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,662,826
Consolidated, 211th Series, 5.00%, 09/01/48	4,760	5,478,808
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	1,770	1,969,107
5.25%, 01/01/56	1,080	1,216,696
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/37	3,770	4,072,316
General, Series I, 5.00%, 01/01/42	4,270	4,602,462
General, Series J, 5.00%, 01/01/41	5,000	5,493,500
General, Series K, 5.00%, 01/01/29	1,750	1,991,150
General, Series K, 5.00%, 01/01/31	1,000	1,130,340
General, Series K, 5.00%, 01/01/32	1,000	1,128,480
Series L, 5.00%, 01/01/33	410	474,792
Series L, 5.00%, 01/01/34	710	819,702
Series L, 5.00%, 01/01/35	810	932,326
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,064,700
5.00%, 11/15/45	820	927,650
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	7,670	4,680,541
General, MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,720	7,705,421
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,105,230
General, Series A, 5.00%, 11/15/41	5,000	5,653,000
General, Series A, 5.25%, 11/15/45	1,280	1,466,803
General, Series A, 5.00%, 11/15/50	3,000	3,332,490
General, Series B, 5.00%, 11/15/38	2,000	2,287,580
General, Series C, 5.00%, 11/15/18(b)	855	860,934
General, Series C, 5.00%, 11/15/38	530	533,625
Sub-Series A, 5.00%, 11/15/29	875	978,294

		171,450,409
Utilities — 15.7%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,831,842
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	2,250	2,525,512
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,054,270
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,581,405
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	2,070	2,252,760
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	2,000	2,309,200
Series EE, 5.00%, 06/15/40	5,460	6,266,879
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,175,792
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	1,185	1,340,590
Series A (AGM), 5.00%, 05/01/21(b)	2,375	2,573,740

Security	Par (000)	Value
Utilities (continued)
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	$475	$532,361
Electric System, Series B, 5.00%, 09/01/46	625	698,150
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,000	1,024,290
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,543,440
State of New York Environmental Facilities Corp., RB:
Green Bond, Series CRB, Green Bond, Series CRB, Green Bond, Series C, 5.00%, 08/15/38	1,000	1,154,170
Green Bond, Series C, 5.00%, 08/15/36	475	550,649
Series B, Revolving Funds, Green Bonds, 5.00%, 09/15/40	3,170	3,583,400
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	3,200	3,454,432
Series A, 5.00%, 06/15/40	1,545	1,753,451
Series A, 5.00%, 06/15/45	7,935	8,979,405
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,808,253
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/35	2,280	2,612,948
Series E, 5.00%, 12/15/41	15,490	17,287,460

		69,894,399

Total Municipal Bonds in New York		617,790,672

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,175	1,252,115

Total Municipal Bonds — 139.3% (Cost — $595,407,617)		619,042,787

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 27.8%
County/City/Special District/School District — 5.7%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	2,500	2,786,950
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,500	2,866,563
City of New York New York, GO, Sub-Series C-3 (AGC), 5.75%, 02/15/19(b)(d)	10,000	10,187,750
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	5,999	6,537,252
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,844,082

		25,222,597
Education — 2.7%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,199,388
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.25%, 07/01/19(b)	5,000	5,149,775
5.00%, 07/01/35	4,448	4,787,690

		12,136,853
State — 10.0%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,785,762

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	$7,380	$8,456,890
4.00%, 10/15/32	6,000	6,461,130
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	5,000	5,110,150
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,358,380
General Purpose, Series C, 5.00%, 03/15/41	2,500	2,665,537
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 02/15/33	5,458	5,472,092
Series A, 5.00%, 03/15/44	4,858	5,415,198
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	4,500	5,195,790
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,471	1,646,121

		44,567,050
Transportation — 5.4%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,405	3,870,906
Consolidated, Series 169th, 5.00%, 10/15/25	8,005	8,636,262
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	10,000	11,269,500

		23,776,668
Utilities — 4.0%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	7,151	7,699,865
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,400	2,467,808
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(d)	1,151	1,315,437
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/35	3,000	3,451,500
Series B, 4.00%, 12/15/35	2,600	2,753,946

		17,688,556

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.8% (Cost — $120,993,365)		123,391,724

Total Long-Term Investments — 167.1% (Cost — $716,400,982)		742,434,511

Security	Shares	Value
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(e)(f)	2,683,498	$2,683,766

Total Short-Term Securities — 0.6% (Cost — $2,683,717)		2,683,766

Total Investments — 167.7% (Cost — $719,084,699)		745,118,277
Other Assets Less Liabilities — 1.5%		7,010,421
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(64,512,614)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.7)%		(243,247,283)

Net Assets Applicable to Common Shares — 100.0%		$444,368,801

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2025, is $9,082,326. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended August 31, 2018, investments in issuers considered to be affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,259,019	(575,521)	2,683,498	$2,683,766	$50,751	$(124)	$99

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	41	12/19/18	$4,931	$(858)
Long U.S. Treasury Bond	117	12/19/18	16,874	53,339
5-Year U.S. Treasury Note	61	12/31/18	6,917	(2,330)

				$50,151

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$53,339	$—	$53,339

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$3,188	$—	$3,188

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,378,940	$—	$2,378,940

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$284,458	$—	$284,458

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,607,141

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$742,434,511	$—	$742,434,511
Short-Term Securities	2,683,766	—	—	2,683,766

	$2,683,766	$742,434,511	$—	$745,118,277

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$53,339	$—	$—	$53,339
Liabilities:
Interest rate contracts	(3,188)	—	—	(3,188)

	$50,151	$—	$—	$50,151

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(64,262,332)	$—	$(64,262,332)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(307,862,332)	$—	$(307,862,332)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 137.2%

New York — 136.0%
Corporate — 6.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$100	$107,147
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	690	734,574
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	100	100,000
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	250	290,595
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	475	586,696
Niagara Area Development Corp., Refunding RB, Series A, AMT(a):
Solid Waste Disposal Facility, Covanta Energy Project, 5.25%, 11/01/42	375	377,685
Refunding RB, Covanta Energy Project, 4.75%, 11/01/42	640	642,394

		2,839,091
County/City/Special District/School District — 29.7%
City of New York, GO, Refunding, Series E, 5.50%, 08/01/25	150	173,122
City of New York, GO:
Series D, 5.38%, 06/01/32	15	15,046
Series G-1, 6.25%, 12/15/31	5	5,066
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	245	273,467
Sub-Series G-1, 6.25%, 12/15/18(b)	245	248,254
Sub-Series I-1, 5.38%, 04/01/19(b)	115	117,548
Sub-Series I-1, 5.38%, 04/01/36	20	20,407
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	500	105,390
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	670	750,125
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	500	191,845
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	950	315,086
(AMBAC), 5.00%, 01/01/39	325	328,929
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	101,433
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	177,273
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/40	1,110	1,249,594
City of New York Industrial Development Agency, RB, PILOT, Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	175	175,885
City of New York New York, GO, Refunding, Series J, 5.00%, 08/01/32	500	564,705
City of New York New York, GO, Sub-Series G-1, 5.00%, 04/01/29	250	274,280
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC)(c):
0.00%, 03/01/41	4,155	1,675,296
0.00%, 03/01/43	2,000	731,440
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	25	29,107
5.00%, 09/01/36	25	29,021

Security	Par (000)	Value
County/City/Special District/School District (continued)
5.00%, 09/01/37	$25	$28,957
5.00%, 09/01/38	40	46,228
5.00%, 09/01/39	35	40,360
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	125	141,138
Fiscal 2017, 5.00%, 02/15/42	405	458,245
5.00%, 02/15/37	50	56,891
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	1,350	1,418,526
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	285	299,011
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	120	132,080
4 World Trade Center Project, 5.00%, 11/15/31	750	813,450
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	320	333,798
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	500	537,920
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	520	558,714
World Trade Center Project, 5.75%, 11/15/51	340	376,914

		12,794,551
Education — 35.5%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	85	91,768
Daemen College Project, 5.00%, 10/01/48	65	69,896
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	140	148,302
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48(a)	150	156,261
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	276,865
Ethical Culture Fieldston School Project, 5.00%, 06/01/32	450	504,814
Manhattan College Project, 5.00%, 08/01/35	120	135,528
Packer Collegiate Institute Project, 5.00%, 06/01/40	310	340,612
City of New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	250	252,622
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	110	123,165
Carnegie Hall, 4.75%, 12/01/39	400	411,592
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	610	638,334
Series B, 4.00%, 08/01/35	110	113,268
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	250	258,040
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	55	59,701
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	60	64,643
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	100	113,736
4.00%, 07/01/46	185	190,261
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project(b):
5.00%, 07/01/21	110	119,514
5.00%, 07/01/21	390	424,858
Series A, 5.00%, 07/01/21	500	544,690
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	25	24,535
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	120	136,764

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	$200	$208,990
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	100	108,447
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	160	178,133
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	326,910
Education, Series B, 5.75%, 03/15/19(b)	300	306,660
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	245	296,541
New York University, Series B, 5.00%, 07/01/42	500	545,850
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	150	154,172
Teachers College, Series B, 5.00%, 07/01/42	750	811,087
Touro College & University System, Series A, 5.25%, 01/01/34	250	272,852
Touro College & University System, Series A, 5.50%, 01/01/39	500	548,645
University of Rochester, Series A, 5.13%, 07/01/19(b)	185	190,332
University of Rochester, Series A, 5.75%, 07/01/19(b)	150	155,087
University of Rochester, Series A, 5.13%, 07/01/39	30	30,795
University of Rochester, Series A, 5.75%, 07/01/39	25	25,821
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	100	113,042
Bid Group 4, Series C, 4.00%, 03/15/44	305	315,510
Brooklyn Law School, 5.75%, 07/01/33	125	128,146
Columbia University, Series B, 5.00%, 10/01/38	170	199,961
Cornell University, Series A, 5.00%, 07/01/40	150	157,788
Fordham University, 5.00%, 07/01/44	340	375,493
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	345	383,447
New York University, Series A, 5.00%, 07/01/37	445	487,173
New York University, Series A, 5.00%, 07/01/42	1,750	1,910,475
Skidmore College, Series A, 5.00%, 07/01/28	250	269,260
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	350	396,690
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	350	396,179
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	190	215,318
Teachers College, 5.50%, 03/01/19(b)	350	356,688
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	116,699
Hofstra University Project, 5.00%, 07/01/47	100	112,102

		15,294,062
Health — 16.5%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	548,850
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 07/01/30	350	377,751
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	130	130,081
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	100,204
5.00%, 12/01/46	160	175,122
Series A, 5.00%, 12/01/37	370	398,468

Security	Par (000)	Value
Health (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	$275	$297,366
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	80	87,191
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,092,500
Series B, 6.00%, 11/01/20(b)	175	190,661
Series B, 6.00%, 11/01/30	25	26,802
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	533,955
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 02/15/22	25	25,063
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	185	191,571
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	220	235,585
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 05/01/19(b)	500	513,835
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	205	232,820
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	296,070
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	315	331,878
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,083,680
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	250	255,680

		7,125,133
Housing — 5.6%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	735	805,589
5.00%, 07/01/33	250	270,298
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,155
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	135	147,891
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	165	168,909
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	485	486,576

		2,397,418
State — 7.9%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	200	225,200
City of New York Transitional Finance Authority, BARB:
Fiscal 2018, Series S-1, 5.00%, 07/15/35	115	131,813
Fiscal 2018, Series S-2, 5.00%, 07/15/35	115	131,813
Series S-3, 5.25%, 07/15/36	150	177,917
City of New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series F-1, 5.00%, 05/01/38	325	370,490
Sub-Series F-1, 5.00%, 05/01/39	135	153,677
Subordinate, Sub-Series C-3, 4.00%, 05/01/42	265	273,790
State of New York, GO, Series A, 5.00%, 02/15/39	250	253,600

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
State of New York Dormitory Authority, RB, Series A:
General Purpose, 5.00%, 02/15/42	$500	$563,435
Group 4, 5.00%, 03/15/45	265	303,672
5.00%, 03/15/36	110	125,591
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 02/15/38	370	420,694
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	250	278,525

		3,410,217
Tobacco — 3.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	200	207,198
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	400	375,660
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	340	355,276
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	75	75,670
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	170	181,519
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	245	239,473
5.13%, 06/01/51	200	207,910

		1,642,706
Transportation — 22.2%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	120	135,293
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	237,418
4.00%, 12/15/35	120	120,880
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18(b)	45	45,367
Series C, 6.50%, 11/15/28	130	131,266
Series D, 5.25%, 11/15/21(b)	220	243,670
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	212,650
Green Bonds, Series A-1, 5.00%, 11/15/41	195	216,516
Series D, 5.25%, 11/15/21(b)	780	863,920
Series D, 5.25%, 11/15/23(b)	170	197,489
Series D, 5.25%, 11/15/23(b)	250	290,425
Series D, 5.25%, 11/15/23(b)	250	290,425
Series F, 5.00%, 11/15/30	500	550,510
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	450	486,670
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.25%, 01/01/50	165	177,829
(AGM), 4.00%, 07/01/41	150	151,704
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	690	719,891
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	544,250
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	168,302
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	250	279,897
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	252,268

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	$270	$299,163
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	370	416,831
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	1,000	1,096,390
Series I, 5.00%, 01/01/37	440	475,284
Series I, 5.00%, 01/01/42	140	150,900
Series J, 5.00%, 01/01/41	250	274,675
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	158,572
Triborough Bridge & Tunnel Authority, Refunding RB, General:
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	50	57,332
Series A, 5.25%, 11/15/45	275	315,133

		9,560,920
Utilities — 8.2%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	120	138,420
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	250	280,612
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	110	124,443
Series A (AGM), 5.00%, 05/01/21(b)	225	243,828
Series C (CIFG), 5.25%, 09/01/29	500	598,150
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	100	102,287
Series B, 5.00%, 09/01/41	50	56,038
Series B, 5.00%, 09/01/46	75	83,778
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	653,082
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,115	1,244,385

		3,525,023

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	500	506,230

Total Municipal Bonds — 137.2% (Cost — $55,314,749)		59,095,351

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 27.3%
County/City/Special District/School District — 7.5%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	250	278,695
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	300	343,988
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	700	762,679
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	689,177
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	1,050	1,144,171

		3,218,710
State — 3.9%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	500	506,115

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	$825	$892,881
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	292,210

		1,691,206
Transportation — 6.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	360	409,259
Consolidated, 210th Series, 5.00%, 09/01/48	960	1,104,969
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	600	650,352
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	563,475

		2,728,055
Utilities — 9.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	990	1,066,263
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,500	1,620,490
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/35	1,000	1,150,500
Series B, 4.00%, 12/15/35	280	296,579

		4,133,832

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.3% (Cost — $11,417,465)		11,771,803

Total Long-Term Investments — 164.5% (Cost — $66,732,214)		70,867,154

Security	Shares	Value
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(f)(g)	343,324	$343,358

Total Short-Term Securities — 0.8% (Cost — $343,358)		343,358

Total Investments — 165.3% (Cost — $67,075,572)		71,210,512
Other Assets Less Liabilities — 1.1%		456,628
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(6,583,955)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.1)%		(21,998,402)

Net Assets Applicable to Common Shares — 100.0%		$43,084,783

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $370,682. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	225,260	118,064	343,324	$343,358	$4,537	$(29)	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	2	12/19/18	$241	$(44)
Long U.S. Treasury Bond	12	12/19/18	1,731	5,481
5-Year U.S. Treasury Note	7	12/31/18	794	(283)

				$5,154

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$5,481	$—	$5,481

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$327	$—	$327

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$232,970	$—	$232,970

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$28,772	$—	$28,772

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,571,938

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$70,867,154	$—	$70,867,154
Short-Term Securities	343,358	—	—	343,358

	$343,358	$70,867,154	$—	$71,210,512

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$5,481	$—	$—	$5,481
Liabilities:
Interest rate contracts	(327)	—	—	(327)

	$5,154	$—	$—	$5,154

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Bond Trust (BQH)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(6,560,292)	$—	$(6,560,292)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

	$—	$(28,660,292)	$—	$(28,660,292)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 121.4%

New York — 121.4%
Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	$355	$438,478

County/City/Special District/School District — 16.4%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	725	836,759
5.00%, 08/01/30	1,000	1,105,410
City of New York, GO:
Series A-1, 5.00%, 08/01/35	200	215,090
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	440	491,124
Sub-Series F-1, 5.00%, 04/01/40	930	1,067,891
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(a)	1,000	210,780
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	1,250	1,399,487
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	152,149
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/40	1,335	1,502,890
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,000	445,990
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	60	69,856
5.00%, 09/01/36	50	58,042
5.00%, 09/01/37	60	69,496
5.00%, 09/01/38	90	104,013
5.00%, 09/01/39	70	80,720
County of Nassau New York, GO, Refunding Series B, 5.00%, 04/01/32	420	478,640
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	240	266,544
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	674,071
5.75%, 02/15/47	385	417,348
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	465	525,031
Fiscal 2017, 5.00%, 02/15/42	875	990,036
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	1,000	1,084,600
4, 5.00%, 11/15/44	1,250	1,345,725
7 Class 1, 4.00%, 09/15/35	1,100	1,147,432
5.75%, 11/15/51	545	604,171

		15,343,295
Education — 35.1%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	276,865
Ethical Culture Fieldston School Project, 5.00%, 06/01/33	300	335,184
Ethical Culture Fieldston School Project, 5.00%, 06/01/35	350	389,470
Manhattan College Project, 5.00%, 08/01/35	260	293,644
Manhattan College Project, 5.00%, 08/01/47	135	150,375
Packer Collegiate Institute Project, 5.00%, 06/01/40	690	758,137
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	191,126
4.00%, 12/01/34	130	131,788

Security	Par (000)	Value
Education (continued)
City of New York Trust for Cultural Resources, Refunding RB,:
American Museum of Natural History, Series A 5.00%, 07/01/37	$440	$492,659
American Museum of Natural History, Series A 5.00%, 07/01/41	500	558,700
Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	700	701,827
Wildlife Conservation Society, 5.00%, 08/01/42	410	451,262
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,645	1,721,410
Series B, 4.00%, 08/01/35	230	236,833
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	200	217,212
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	565	660,632
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	195	221,785
4.00%, 07/01/46	375	385,665
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 07/01/39	1,500	1,594,710
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	500	544,690
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	60	58,885
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	400	455,880
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	180	190,364
5.00%, 07/01/42	115	121,242
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	545,090
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	250	271,118
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	1,000	1,053,580
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,106,640
5.00%, 07/01/44	500	551,910
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	326,910
Education, Series B, 5.75%, 03/15/19(b)	600	613,320
Fordham University, Series A, 5.00%, 07/01/21(b)	500	544,690
New School (AGM), 5.50%, 07/01/20(b)	350	373,559
New York University, Series B, 5.00%, 07/01/37	500	547,385
Rochester Institute of Technology, 5.00%, 07/01/40	550	577,241
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	600	628,182
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,000	1,074,190
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	200	226,084
Barnard College, Series A, 5.00%, 07/01/43	2,960	3,287,938
Bid Group 4, Series C, 4.00%, 03/15/44	655	677,571
Columbia University, Series B, 5.00%, 10/01/38	365	429,328
Cornell University, Series A, 5.00%, 07/01/40	250	262,980

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
State of New York Dormitory Authority, Refunding RB: (continued)
Fordham University, 5.00%, 07/01/44	$640	$706,810
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,533,787
New York University, Series A, 5.00%, 07/01/37	745	815,604
Pratt Institute, Series A, 5.00%, 07/01/44	500	544,670
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,500	1,700,100
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	600	679,164
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	450	487,841
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	375	424,969
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	545	620,782
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	255	290,868
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	310	344,540
Adelphi University Project, 5.00%, 10/01/35	310	346,366
Hofstra University Project, 5.00%, 07/01/47	100	112,102

		32,845,664
Health — 11.4%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	548,850
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/30	500	533,760
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	200,408
5.00%, 12/01/46	320	350,243
Series A, 5.00%, 12/01/37	850	915,399
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	725	783,964
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	163,484
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	949,309
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 02/15/22	80	80,203
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	250	268,825
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	520,940
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	450	511,070
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	812,760
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	812,760
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	1,840	2,005,839
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	1,140	1,243,523

		10,701,337

Security	Par (000)	Value
Housing — 4.0%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	$915	$1,002,877
5.00%, 07/01/33	400	432,476
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,155
City of New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 07/01/30	750	829,110
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	445	487,493
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	330	337,818
Affordable M/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	112,104

		3,720,033
State — 17.6%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Sub-Series B-1, 5.00%, 11/01/35	425	478,550
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	1,000	1,014,250
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	250	286,550
Series S-2, 5.00%, 07/15/35	250	286,550
City of New York Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/37	370	415,421
Series S-3, 5.25%, 07/15/36	325	385,486
City of New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series E-1, 5.00%, 02/01/38	910	1,034,169
Sub-Series F-1, 5.00%, 05/01/38	705	803,679
Sub-Series F-1, 5.00%, 05/01/39	300	341,505
Subordinate, Sub-Series C-3, 4.00%, 05/01/42	570	588,907
City of New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	590	674,069
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	540	561,821
Sub-Series B-1, 5.00%, 11/15/31	750	841,943
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	859,747
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/38	560	639,190
Bid Group 3, Series A, 5.00%, 03/15/43	265	304,138
Bid Group 4, Series C, 5.00%, 03/15/37	760	880,369
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,085,670
General Purpose, Series B, 5.00%, 03/15/42	1,400	1,516,480
Group 4, Series A, 5.00%, 03/15/45	570	653,180
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	90	102,583
Series A, 5.00%, 03/15/36	440	502,366
Series A, 5.00%, 02/15/42	500	563,435
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	500	557,050
5.00%, 03/15/32	1,000	1,111,370

		16,488,478
Tobacco — 1.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	270	282,131
Series B, 5.00%, 06/01/45	300	319,779

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco (continued)
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	$290	$309,651
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	285	278,570

		1,190,131
Transportation — 19.5%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	265	298,772
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	575	632,420
Series A-1, 5.25%, 11/15/23(b)	270	313,659
Series C, 6.50%, 11/15/28	145	146,412
Series D, 5.25%, 11/15/21(b)	440	487,340
Series E, 5.00%, 11/15/38	650	714,694
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, SubSeries B-1, 5.00%, 11/15/51	480	539,246
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	531,625
Series B, 5.00%, 11/15/37	1,110	1,247,862
Series D, 5.25%, 11/15/21(b)	1,560	1,727,840
Series D, 5.25%, 11/15/23(b)	750	871,275
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,345	1,454,604
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	274,892
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	365	406,059
5.25%, 01/01/56	210	236,580
State of New York Thruway Authority, Refunding RB:
2nd General Highway & Bridge Trust, Series A, 5.00%, 04/01/32	250	274,098
General, Series I, 5.00%, 01/01/37	1,325	1,431,252
General, Series I, 5.00%, 01/01/42	425	458,091
General, Series K, 5.00%, 01/01/32	750	846,360
Series L, 5.00%, 01/01/33	90	104,223
Series L, 5.00%, 01/01/34	140	161,631
Series L, 5.00%, 01/01/35	170	195,673
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	317,145
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	635	387,502
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,106,490
General, Series A, 5.25%, 11/15/45	370	423,998
General, Series C, 5.00%, 11/15/18(b)	615	619,268
General, Series C, 5.00%, 11/15/38	385	387,633
Sub-Series A, 5.00%, 11/15/29	1,485	1,660,304

		18,256,948
Utilities — 15.6%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,089,660
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,122,450
City of New York Water & Sewer System, Refunding RB:
Series EE, 5.00%, 06/15/40	700	803,446
Water & Sewer System, 2nd General Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/38	1,000	1,157,330
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	250	276,007
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	1,240	1,402,812

Security	Par (000)	Value
Utilities (continued)
Long Island Power Authority, RB, General, Electric Systems: (continued)
Series A (AGM), 5.00%, 05/01/21(b)	$500	$541,840
Series C (CIFG), 5.25%, 09/01/29	1,000	1,196,300
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	110	123,284
Electric System, Series B, 5.00%, 09/01/46	140	156,386
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,690	1,731,050
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	2,000	2,057,920
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 09/15/40	635	717,810
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,088,470
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,000	1,116,040

		14,580,805

Total Municipal Bonds — 121.4% (Cost — $109,041,022)		113,565,169

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 42.8%
County/City/Special District/School District — 13.8%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	1,000	1,096,445
Sub-Series I-1, 5.00%, 03/01/36	250	278,695
Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,790	1,880,619
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	573,312
City of New York New York, GO, Sub-Series C-3 (AGC)(d):
5.75%, 02/15/19(b)	64	64,794
5.75%, 08/15/28	936	953,981
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	1,800	1,961,176
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,823,292
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,085	2,271,997

		12,904,311
Education — 2.3%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	1,999	2,151,771

State — 7.9%
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,678,643
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,134,461
4.00%, 10/15/32	1,500	1,615,282
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	1,000	1,179,190
General Purpose, Series C, 5.00%, 03/15/41	750	799,661

		7,407,237
Transportation — 7.4%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	735	835,570
Consolidated, 210th Series, 5.00%, 09/01/48	1,900	2,186,919
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	800	867,136

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	$1,000	$1,126,950
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	1,665	1,909,156

		6,925,731
Utilities — 11.4%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,249	2,421,341
Fiscal 2012, Series BB, 5.00%, 06/15/44	2,011	2,171,457
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	405	416,443
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,146,157
Restructuring, Series A, 5.00%, 12/15/35	1,000	1,150,500
Restructuring, Series B, 4.00%, 12/15/35	280	296,579

		10,602,477

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.8% (Cost — $38,539,216)		39,991,527

Total Long-Term Investments — 164.2% (Cost — $147,580,238)		153,556,696

Security	Shares	Value
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(e)(f)	673,097	$673,165

Total Short-Term Securities — 0.7% (Cost — $673,165)		673,165

Total Investments — 164.9% (Cost — $148,253,403)		154,229,861
Other Assets Less Liabilities — 1.6%		1,467,493
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.3)%		(21,775,277)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (43.2)%		(40,390,139)

Net Assets Applicable to Common Shares — 100.0%		$93,531,938

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire February 15, 2019, is $1,482,731. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,143,510	(470,413)	673,097	$673,165	$10,621	$40	$50

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	10	12/19/18	$1,203	$(210)
Long U.S. Treasury Bond	22	12/19/18	3,173	10,114
5-Year U.S. Treasury Note	17	12/31/18	1,928	(642)

				$9,262

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$10,114	$—	$10,114

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$852	$—	$852

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$497,605	$—	$497,605

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$59,293	$—	$59,293

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$7,898,523

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$153,556,696	$—	$153,556,696
Short-Term Securities	673,165	—	—	673,165

	$673,165	$153,556,696	$—	$154,229,861

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$10,114	$—	$—	$10,114
Liabilities:
Interest rate contracts	(852)	—	—	(852)

	$9,262	$—	$—	$9,262

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Quality Trust (BSE)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(21,702,203)	$—	$(21,702,203)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

	$—	$(62,202,203)	$—	$(62,202,203)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 150.4%

New York — 146.5%
Corporate — 6.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$140	$150,006
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	350	382,631
5.00%, 07/01/28	330	351,318
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	200	200,000
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,475	1,821,846
Niagara Area Development Corp., Refunding RB, Series A, AMT(a):
Solid Waste Disposal Facility, Covanta Energy Project, 5.25%, 11/01/42	625	629,475
Refunding RB, Covanta Energy Project, 4.75%, 11/01/42(b)	1,130	1,134,226

		4,669,502
County/City/Special District/School District — 31.4%
City of New York, GO, Refunding:
Series A, 5.00%, 08/01/30	1,700	1,952,875
Series E, 5.50%, 08/01/25	965	1,113,755
Series E, 5.00%, 08/01/30	500	552,705
City of New York, GO:
Series G-1, 6.25%, 12/15/31	5	5,066
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	770,171
Sub-Series G-1, 6.25%, 12/15/18(c)	245	248,254
Sub-Series I-1, 5.38%, 04/01/19(c)	120	122,659
Sub-Series I-1, 5.38%, 04/01/36	15	15,305
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(d)	1,000	210,780
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	2,340	2,619,841
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(d)	1,750	671,457
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(d)	500	165,835
(AMBAC), 5.00%, 01/01/39	500	506,045
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	101,433
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	400	405,196
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/40	1,445	1,626,723
City of New York Industrial Development Agency, RB, PILOT, Yankee Stadium Project:
CAB, Series A (AGC), 0.00%, 03/01/35(d)	500	270,970
(NPFGC), 4.75%, 03/01/46	400	400,240
(NPFGC), 5.00%, 03/01/46	500	502,530
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	524,600
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	45	52,392
5.00%, 09/01/36	40	46,433
5.00%, 09/01/37	45	52,122
5.00%, 09/01/38	70	80,899
5.00%, 09/01/39	55	63,423
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	120	133,272

Security	Par (000)	Value
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	$960	$1,052,208
5.75%, 02/15/47	590	639,572
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	565	637,941
Fiscal 2017, 5.00%, 02/15/42	700	792,029
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	1,400	1,471,064
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	500	524,580
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	200	220,134
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,084,600
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,345,725
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,000	1,075,840
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	690	741,370
World Trade Center Project, 5.75%, 11/15/51	670	742,742

		23,542,786
Education — 27.8%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	155	167,341
Daemen College Project, 5.00%, 10/01/48	120	129,040
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(c)	275	291,308
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48(a)	270	281,270
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	276,865
Manhattan College Project, 5.00%, 08/01/35	215	242,821
City of New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	500	505,245
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	440	492,659
Carnegie Hall, 4.75%, 12/01/39	700	720,286
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,000	1,046,450
Series B, 4.00%, 08/01/35	190	195,645
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(c)	500	516,080
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	301,890
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	100	108,547
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	125	134,673
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	165	187,664
4.00%, 07/01/46	310	318,816
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(c)	1,000	1,089,380
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	50	49,071
University of Rochester Project, Series A, 5.00%, 07/01/23(c)	240	273,528

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(c)	$350	$365,732
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	150	165,759
5.38%, 09/01/41	650	704,470
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(c)	450	488,011
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	400	445,332
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	544,850
Education, Series B, 5.75%, 03/15/19(c)	300	306,660
Fordham University, Series A, 5.50%, 07/01/21(c)	150	165,464
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(c)	250	256,953
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	670	719,707
Touro College & University System, Series A, 5.25%, 01/01/34	1,200	1,309,692
University of Rochester, Series A, 5.13%, 07/01/19(c)	215	221,196
University of Rochester, Series A, 5.13%, 07/01/39	35	35,927
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	150	169,563
Bid Group 4, Series C, 4.00%, 03/15/44	540	558,608
Brooklyn Law School, 5.75%, 07/01/33	250	256,293
Columbia University, Series B, 5.00%, 10/01/38	300	352,872
Fordham University, 5.00%, 07/01/44	640	706,810
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	685	761,336
New York University, Series A, 5.00%, 07/01/37	600	656,862
Skidmore College, Series A, 5.25%, 07/01/29	200	217,228
Skidmore College, Series A, 5.25%, 07/01/31	300	325,584
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,220	1,382,748
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	700	792,358
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	310	351,308
Teachers College, 5.50%, 03/01/19(c)	650	662,421
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	210	234,635
Hofstra University Project, 4.00%, 07/01/37	220	226,424
Hofstra University Project, 5.00%, 07/01/47	100	112,102

		20,825,484
Health — 14.1%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	322,545
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	210	210,130
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	200,408
5.00%, 12/01/46	320	350,243
Series A, 5.00%, 12/01/32	180	195,268
Series A, 5.00%, 12/01/37	250	269,235
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,425	1,540,895

Security	Par (000)	Value
Health (continued)
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	$150	$163,483
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	949,308
Series B, 6.00%, 11/01/20(c)	130	141,634
Series B, 6.00%, 11/01/30	20	21,442
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	533,955
State of New York Dormitory Authority, RB, Series A(c):
Healthcare, 5.00%, 03/15/19	500	509,270
New York State Association for Retarded Children, Inc., 6.00%, 07/01/19	250	258,880
New York University Hospitals Center, 5.75%, 07/01/20	425	455,107
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	370	420,213
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	130	132,721
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	500	526,790
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	1,000	1,083,680
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(c)	750	812,760
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	860	938,097
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	500	511,360

		10,547,424
Housing — 5.2%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	915	1,002,877
5.00%, 07/01/33	400	432,476
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,155
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	265	290,305
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	675,635
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	955	958,104

		3,877,552
State — 17.9%
City of New York Transitional Finance Authority, BARB:
Fiscal 2018, Series S-1, 5.00%, 07/15/35	205	234,971
Fiscal 2018, Series S-2, 5.00%, 07/15/35	205	234,971
Series S-3, 5.25%, 07/15/36	270	320,250
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	893,714
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	382,078
Future Tax Secured Subordinate Bonds, SubSeries A-2, 5.00%, 08/01/40	1,765	2,037,692
Series A-2, 5.00%, 08/01/39	355	405,350
Sub-Series E-1, 5.00%, 02/01/38	750	852,337
Sub-Series F-1, 5.00%, 05/01/38	580	661,183
Sub-Series F-1, 5.00%, 05/01/39	245	278,896
Subordinate, Sub-Series C-3, 4.00%, 05/01/42	465	480,424

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
State (continued)
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	$750	$841,943
State of New York, GO, Series A, 5.00%, 02/15/39	500	507,200
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 03/15/37	1,070	1,161,667
General Purpose, Series B, 5.00%, 03/15/42	1,000	1,083,200
General Purpose, Series C, 5.00%, 03/15/34	1,000	1,068,470
Group 4, Series A, 5.00%, 03/15/45	470	538,587
Series A, 5.00%, 03/15/36	545	622,248
Series A, 5.00%, 02/15/42	250	281,718
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	500	557,050

		13,443,949
Tobacco — 3.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	400	414,396
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	750	704,362
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	600	626,958
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	250	252,233
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	230	245,585
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	285	278,570
5.13%, 06/01/51	355	369,040

		2,891,144
Transportation — 26.0%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	215	242,400
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(c)	270	313,659
Series C, 6.50%, 11/15/28	145	146,412
Series E, 5.00%, 11/15/38	1,000	1,099,530
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	531,625
Green Bonds, Series A-1, 5.25%, 11/15/56	250	280,350
Series B, 5.00%, 11/15/37	915	1,028,643
Series F, 5.00%, 11/15/30	1,500	1,651,530
Series F, 5.00%, 11/15/35	500	558,770
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,211,269
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	547,790
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	1,320	1,406,935
5.25%, 01/01/50	1,325	1,428,019
(AGM), 4.00%, 07/01/41	300	303,408
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	920	959,854
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,088,500
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 4.00%, 01/15/43	480	487,670
178th Series, 5.00%, 12/01/43	430	471,387

Security	Par (000)	Value
Transportation (continued)
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	$305	$343,604
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/37	1,530	1,652,691
Series I, 5.00%, 01/01/42	1,030	1,110,196
Series J, 5.00%, 01/01/41	1,000	1,098,700
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	271,838
Triborough Bridge & Tunnel Authority, Refunding RB, General:
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	225	257,994
Series A, 5.25%, 11/15/45	370	423,998
Series A, 5.00%, 11/15/50	500	555,415

		19,472,187
Utilities — 14.0%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	245	282,608
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,500	1,683,675
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	350	401,723
Long Island Power Authority, RB, Electric Systems:
CAB, Series A (AGM), 0.00%, 06/01/28(d)	3,515	2,572,769
General, 5.00%, 09/01/42	200	226,260
General, Series C (CIFG), 5.25%, 09/01/29	1,000	1,196,300
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(c)	500	511,435
Series B, 5.00%, 09/01/41	75	84,057
Series B, 5.00%, 09/01/46	125	139,630
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	377,828
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,690	3,002,148

		10,478,433

Multi-State — 2.7%
Housing — 2.7%
Centerline Equity Issuer Trust(a)(e):
Series A-4-2, 6.00%, 10/31/52	1,000	1,026,660
Series B-3-2, 6.30%, 10/31/52	1,000	1,028,600

		2,055,260

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	900	911,214

Total Municipal Bonds — 150.4% (Cost — $106,999,266)		112,714,935

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 17.9%
County/City/Special District/School District — 4.4%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	500	557,390
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	573,313
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,182,394

		3,313,097

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education — 0.7%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	$510	$566,509

State — 4.1%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	1,300	1,315,899
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	292,209
4.00%, 10/15/32	350	376,899
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,000	1,066,215

		3,051,222
Transportation — 4.8%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	735	835,570
Consolidated, 210th Series, 5.00%, 09/01/48	960	1,104,970
Consolidated, Series 169th, 5.00%, 10/15/26	1,000	1,079,315
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	563,475

		3,583,330
Utilities — 3.9%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	1,500	1,615,550
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,005	1,085,729
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	201,250

		2,902,529

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.9% (Cost — $12,905,271)		13,416,687

Total Long-Term Investments — 168.3% (Cost — $119,904,537)		126,131,622

Security	Shares	Value
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(g)(h)	129,237	$129,250

Total Short-Term Securities — 0.2% (Cost — $129,237)		129,250

Total Investments — 168.5% (Cost — $120,033,774)		126,260,872
Other Assets Less Liabilities — 0.6%		466,582
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(7,500,616)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.1)%		(44,295,740)

Net Assets Applicable to Common Shares — 100.0%		$74,931,098

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	604,604	(475,367)	129,237	$129,250	$8,737	$3	$13

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	8	12/19/18	$962	$(176)
Long U.S. Treasury Bond	18	12/19/18	2,596	8,420
5-Year U.S. Treasury Note	11	12/31/18	1,247	(355)

				$7,889

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$8,420	$—	$8,420

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$531	$—	$531

(a)

Includes cumulative appreciation (depreciation) on futures contract if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$415,696	$—	$415,696

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$47,886	$—	$47,886

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,362,508

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2018	BlackRock New York Municipal Income Trust II (BFY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$126,131,622	$—	$126,131,622
Short-Term Securities	129,250	—	—	129,250

	$129,250	$126,131,622	$—	$126,260,872

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$8,420	$—	$—	$8,420
Liabilities:
Interest rate contracts	(531)	—	—	(531)

	$7,889	$—	$—	$7,889

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(7,475,312)	$—	$(7,475,312)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(51,875,312)	$—	$(51,875,312)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 133.5%

Virginia — 124.6%
Corporate — 2.1%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$501,365

County/City/Special District/School District — 27.8%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	250	260,810
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45(a)	250	256,178
City of Norfolk Virginia, GO, Refunding(b):
5.00%, 08/01/23	465	527,073
5.00%, 08/01/23	35	39,760
City of Portsmouth Virginia, GO, Refunding Series D(b):
5.00%, 07/15/20	485	513,547
5.00%, 07/15/20	15	15,897
City of Suffolk Virginia, GO, Refunding, 5.00%, 06/01/21(b)	1,000	1,084,560
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 04/01/20(b)	1,000	1,050,490
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,547,310
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	500,160
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 03/01/35(a)	245	249,341
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 03/01/36	250	269,943
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(b)	360	364,262

		6,679,331
Education — 21.4%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 06/01/20(b)	355	374,979
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	100	103,915
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 03/01/41	1,000	1,043,790
Marymount University Project, Series A, 5.00%, 07/01/45(a)	400	415,660
Washington & Lee University Project (NPFGC), 5.25%, 01/01/26	500	565,850
Washington & Lee University Project (NPFGC), 5.25%, 01/01/31	1,000	1,191,240
Virginia Small Business Financing Authority, RB:
Covanta Project, AMT, 5.00%, 01/01/48(a)(c)	400	412,052
Roanoke College, 5.75%, 04/01/41	500	525,760
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	500,790

		5,134,036
Health — 35.1%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28(d)	1,000	1,119,030
County of Fairfax Virginia EDA, Refunding RB, Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	529,450
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 05/15/44	450	494,298
County of Hanover Virginia EDA, Refunding RB, Covenant Woods:
5.00%, 07/01/51	250	264,603
Series A, 5.00%, 07/01/42	500	516,815
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 06/01/26	145	149,235

Security	Par (000)	Value
Health (continued)
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	$500	$508,410
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	690	742,288
Roanoke Virginia EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 07/01/30	795	860,953
Carilion Health System (AGM), 5.00%, 07/01/20(b)	5	5,288
Carilion Health System, Series B (AGM), 5.00%, 07/01/38	495	516,260
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay:
5.00%, 09/01/44	250	277,135
4.00%, 09/01/48	250	249,565
Winchester Virginia EDA, Refunding RB, Valley Health System Obligation:
5.00%, 01/01/44	1,000	1,092,730
Series A, 5.00%, 01/01/44	400	431,504
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 01/01/19(b)	650	658,288

		8,415,852
Housing — 10.8%
Virginia HDA, RB, M/F Housing, Rental Housing:
Series A, 5.25%, 05/01/41	750	789,922
Series B, 5.63%, 06/01/39	1,000	1,026,270
Series B, 4.00%, 06/01/53	500	503,650
Series F, 5.25%, 10/01/38	250	276,223

		2,596,065
State — 1.8%
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B, 4.00%, 08/01/21(b)	405	428,928

Tobacco — 3.8%
Tobacco Settlement Financing Corp., Refunding RB, Senior:
Convertible, Series B2, 5.20%, 06/01/46	500	504,695
Series B-1, 5.00%, 06/01/47	410	410,004

		914,699
Transportation — 21.4%
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 07/15/22	410	435,494
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 05/15/21(b)(e)	1,260	1,365,550
Virginia Port Authority, RB, 5.00%, 07/01/20(b)	500	529,285
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18(b)	1,155	1,161,375
5.00%, 11/01/33	740	744,085
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	820	904,739

		5,140,528
Utilities — 0.4%
Virginia Resources Authority, RB, 5.00%, 11/01/18(b)	105	105,580

Total Municipal Bonds in Virginia — 124.6%		29,916,384

District of Columbia — 7.5%
Transportation — 7.5%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	298,303
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	474,232
Series B, 5.00%, 10/01/29	1,000	1,031,330

		1,803,865

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2018	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 1.4%
Tobacco — 1.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$335	$339,174

Total Municipal Bonds — 133.5% (Cost — $30,530,675)		32,059,423

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Virginia — 41.6%
Health — 13.8%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(g)	2,000	2,269,160
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,048,965

		3,318,125
Transportation — 27.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	4,308	4,961,868
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,716,462

		6,678,330

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.6% (Cost — $9,928,332)		9,996,455

Total Long-Term Investments — 175.1% (Cost — $40,459,007)		42,055,878

Security	Shares	Value
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(h)(i)	13,073	$13,074

Total Short-Term Securities — 0.1% (Cost — $13,074)		13,074

Total Investments — 175.2% (Cost — $40,472,081)		42,068,952
Liabilities in Excess of Other Assets — (4.6)%		(1,113,836)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.5)%		(5,410,703)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.1)%		(11,538,521)

Net Assets Applicable to Common Shares — 100.0%		$24,005,892

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	13,073	13,073	$13,074	$1,413	$30	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	2	12/19/18	$241	$(44)
Long U.S. Treasury Bond	4	12/19/18	577	1,695
5-Year U.S. Treasury Note	1	12/31/18	113	(41)

				$1,610

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,695	$—	$1,695

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$85	$—	$85

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$61,167	$—	$61,167

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,802	$—	$7,802

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,205,119

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$42,055,878	$—	$42,055,878
Short-Term Securities	13,074	—	—	13,074

	$13,074	$42,055,878	$—	$42,068,952

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$1,695	$—	$—	$1,695
Liabilities:
Interest rate contracts	(85)	—	—	(85)

	$1,610	$—	$—	$1,610

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) August 31, 2018	BlackRock Virginia Municipal Bond Trust (BHV)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(5,395,720)	$—	$(5,395,720)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,995,720)	$—	$(16,995,720)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2018

	BZM	MHE	MHN	BQH

ASSETS
Investments at value — unaffiliated(a)	$48,955,746	$52,103,250	$742,434,511	$70,867,154
Investments at value — affiliated(b)	273,859	427,620	2,683,766	343,358
Cash	738	—	—	—
Cash pledged for futures contracts	33,350	31,050	357,850	35,350
Receivables:
Interest — unaffiliated	518,733	618,845	8,471,004	767,391
Dividends — affiliated	379	777	3,506	450
Investments sold	—	187,878	340,000	502,375
Prepaid expenses	12,892	10,430	29,813	43,813

Total assets	49,795,697	53,379,850	754,320,450	72,559,891

ACCRUED LIABILITIES
Payables:
Income dividend distributions-Common Shares	98,648	104,313	1,385,375	128,805
Investment advisory fees	25,282	22,000	319,406	33,300
Trustees’ and Officer’s fees	12,237	482	256,532	12,190
Interest expense and fees	8,457	10,536	250,282	23,663
Variation margin on futures contracts	844	846	10,680	929
Investments purchased	—	—	—	640,000
Other accrued expenses	67,958	68,645	219,759	77,527

Total accrued liabilities	213,426	206,822	2,442,034	916,414

OTHER LIABILITIES
TOB Trust Certificates	2,637,107	3,135,858	64,262,332	6,560,292
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	15,937,366	18,427,777	243,247,283	21,998,402

Total other liabilities	18,574,473	21,563,635	307,509,615	28,558,694

Total liabilities	18,787,899	21,770,457	309,951,649	29,475,108

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,007,798	$31,609,393	$444,368,801	$43,084,783

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$29,490,692	$29,301,354	$433,321,244	$39,693,455
Undistributed net investment income	221,233	130,411	1,076,098	335,187
Accumulated net realized gain (loss)	161,519	(303,148)	(16,112,270)	(1,083,953)
Net unrealized appreciation (depreciation)	1,134,354	2,480,776	26,083,729	4,140,094

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,007,798	$31,609,393	$444,368,801	$43,084,783

Net asset value per Common Share	$14.90	$13.33	$14.27	$15.39

(a)Investmentsat cost — unaffiliated	$47,826,001	$49,626,506	$716,400,982	$66,732,214
(b)Investmentsat cost — affiliated	$273,859	$427,620	$2,683,717	$343,358
(c)PreferredShares Outstanding:
Par value $ 0.001 per share	160	—	—	221
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
(d)PreferredShares authorized	unlimited	unlimited	14,956	unlimited
(e)Parvalue per Common Shares	$0.001	$0.010	$0.100	$0.001
(f)CommonShares outstanding	2,081,183	2,371,023	31,132,023	2,800,105
(g)CommonShares authorized	unlimited	unlimited	199,985,044	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities   (continued)

August 31, 2018

	BSE	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$153,556,696	$126,131,622	$42,055,878
Investments at value — affiliated(b)	673,165	129,250	13,074
Cash pledged for futures contracts	74,300	58,400	12,950
Receivables:
Interest — unaffiliated	1,780,166	1,374,704	539,609
Dividends — affiliated	698	944	74
Investments sold	—	502,375	—
TOB Trust	—	—	867,030
Prepaid expenses	60,507	65,470	3,104

Total assets	156,145,532	128,262,765	43,491,719

ACCRUED LIABILITIES
Bank overdraft	109	—	—
Payables:
Income dividend distributions — Common Shares	264,046	245,241	101,036
Investment advisory fees	72,352	59,002	18,105
Trustees’ and Officer’s fees	11,253	13,725	9,126
Interest expense and fees	73,074	25,304	14,983
Variation margin on futures contracts	2,820	1,992	321
Investments purchased	—	1,130,000	1,509,267
TOB Trust	—	—	845,917
Other accrued expenses	97,598	85,351	52,831

Total accrued liabilities	521,252	1,560,615	2,551,586

OTHER LIABILITIES
TOB Trust Certificates	21,702,203	7,475,312	5,395,720
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	40,390,139	44,295,740	11,538,521

Total other liabilities	62,092,342	51,771,052	16,934,241

Total liabilities	62,613,594	53,331,667	19,485,827

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$93,531,938	$74,931,098	$24,005,892

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$89,254,965	$69,885,673	$22,890,415
Undistributed net investment income	141,169	614,961	157,423
Accumulated net realized gain (loss)	(1,849,916)	(1,804,523)	(640,427)
Net unrealized appreciation (depreciation)	5,985,720	6,234,987	1,598,481

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$93,531,938	$74,931,098	$24,005,892

Net asset value per Common Share	$14.35	$14.97	$14.97

(a)Investmentsat cost — unaffiliated	$147,580,238	$119,904,537	$40,459,007
(b)Investmentsat cost — affiliated	$673,165	$129,237	$13,074
(c)PreferredShares outstanding:
Par value $ 0.001 per share	405	444	116
(d)PreferredShares authorized	unlimited	unlimited	unlimited
(e)Parvalue per Common Shares	$0.001	$0.001	$0.001
(f)CommonShares outstanding	6,519,660	5,004,922	1,603,764
(g)CommonShares authorized	unlimited	unlimited	unlimited

See notes to financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2018

	BZM	MHE	MHN	BQH

INVESTMENT INCOME
Interest — unaffiliated	$1,973,790	$2,116,090	$29,466,482	$2,825,587
Dividends — affiliated	2,615	3,442	50,751	4,537

Total investment income	1,976,405	2,119,532	29,517,233	2,830,124

EXPENSES
Investment advisory	325,766	261,438	4,209,525	470,786
Liquidity fees	117,017	—	24,941	—
Professional	42,487	38,723	87,455	43,810
Transfer agent	15,418	16,759	32,483	15,805
Remarketing fees on Preferred Shares	11,355	—	24,360	—
Accounting services	10,679	10,917	99,770	13,838
Printing	6,845	6,988	13,396	7,374
Trustees and Officer	3,358	2,948	55,273	4,540
Custodian	3,034	2,816	29,149	3,894
Registration	976	1,111	12,022	9,419
Rating agency	29,658	29,663	41,787	41,408
Miscellaneous	18,548	14,886	33,657	13,006

Total expenses excluding interest expense, fees and amortization of offering costs	585,141	386,249	4,663,818	623,880
Interest expense, fees and amortization of offering costs(a)	277,904	419,645	6,424,354	596,149

Total expenses	863,045	805,894	11,088,172	1,220,029
Less fees waived and/or reimbursed by the Manager	(25,267)	(301)	(381,779)	(72,842)

Total expenses after fees waived and/or reimbursed	837,778	805,593	10,706,393	1,147,187

Net investment income	1,138,627	1,313,939	18,810,840	1,682,937

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	104,220	(56,434)	194,993	(18,331)
Investments — affiliated	(18)	(193)	(1,994)	(258)
Futures contracts	163,772	169,138	2,378,940	232,970
Capital gain distributions from investment companies — affiliated	34	95	1,870	229

	268,008	112,606	2,573,809	214,610

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,041,685)	(1,594,149)	(22,886,429)	(2,190,659)
Investments — affiliated	—	39	99	—
Futures contracts	16,962	16,501	284,458	28,772

	(1,024,723)	(1,577,609)	(22,601,872)	(2,161,887)

Net realized and unrealized loss	(756,715)	(1,465,003)	(20,028,063)	(1,947,277)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$381,912	$(151,064)	$(1,217,223)	$(264,340)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations  (continued)

Year Ended August 31, 2018

	BSE	BFY	BHV

INVESTMENT INCOME
Interest — unaffiliated	$5,888,811	$5,151,934	$1,770,251
Dividends — affiliated	10,621	8,737	1,413

Total investment income	5,899,432	5,160,671	1,771,664

EXPENSES
Investment advisory	860,331	706,416	265,611
Liquidity fees	—	—	85,237
Professional	49,289	46,837	32,067
Transfer agent	22,606	17,066	15,291
Remarketing fees on Preferred Shares	—	—	8,234
Accounting services	28,120	18,110	4,493
Printing	8,065	7,804	6,718
Trustees and Officer	9,197	7,545	2,623
Custodian	7,152	6,407	2,941
Registration	9,419	2,347	751
Rating agency	41,439	41,446	29,651
Miscellaneous	14,924	13,244	16,508

Total expenses excluding interest expense, fees and amortization of offering costs	1,050,542	867,222	470,125
Interest expense, fees and amortization of offering costs(a)	1,251,416	1,091,255	250,133

Total expenses	2,301,958	1,958,477	720,258
Less fees waived and/or reimbursed by the Manager	(955)	(789)	(53,257)

Total expenses after fees waived and/or reimbursed	2,301,003	1,957,688	667,001

Net investment income	3,598,429	3,202,983	1,104,663

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(165,383)	(5,147)	199,130
Investments — affiliated	(272)	(295)	25
Futures contracts	497,605	415,696	61,167
Capital gain distributions from investment companies — affiliated	312	298	5

	332,262	410,552	260,327

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,866,578)	(4,072,344)	(1,384,182)
Investments — affiliated	50	13	—
Futures contracts	59,293	47,886	7,802

	(4,807,235)	(4,024,445)	(1,376,380)

Net realized and unrealized loss	(4,474,973)	(3,613,893)	(1,116,053)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(876,544)	$(410,910)	$(11,390)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BZM
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,138,627	$1,220,727
Net realized gain	268,008	94,503
Net change in unrealized appreciation (depreciation)	(1,024,723)	(1,470,250)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	381,912	(155,020)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(1,184,330)	(1,183,544)
From net realized gain	(83,044)	—

Decrease in net assets resulting from distributions to shareholders	(1,267,374)	(1,183,544)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	30,246

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(885,462)	(1,308,318)
Beginning of year	31,893,260	33,201,578

End of year	$31,007,798	$31,893,260

Undistributed net investment income, end of year	$221,233	$259,700

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets  (continued)

	MHE
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,313,939	$1,458,297
Net realized gain (loss)	112,606	(15,349)
Net change in unrealized appreciation (depreciation)	(1,577,609)	(1,620,354)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(151,064)	(177,406)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(1,379,587)	(1,506,359)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	24,680	26,673

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,505,971)	(1,657,092)
Beginning of year	33,115,364	34,772,456

End of year	$31,609,393	$33,115,364

Undistributed net investment income, end of year	$130,411	$192,642

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHN
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$18,810,840	$21,343,909
Net realized gain	2,573,809	2,216,818
Net change in unrealized appreciation (depreciation)	(22,601,872)	(25,369,660)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(1,217,223)	(1,808,933)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(19,231,620)	(21,691,673)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(20,448,843)	(23,500,606)
Beginning of year	464,817,644	488,318,250

End of year	$444,368,801	$464,817,644

Undistributed net investment income, end of year	$1,076,098	$1,905,446

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (continued)

	BQH
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,682,937	$1,876,649
Net realized gain	214,610	285,329
Net change in unrealized appreciation (depreciation)	(2,161,887)	(2,647,715)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(264,340)	(485,737)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(1,764,066)	(1,982,474)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(2,028,406)	(2,468,211)
Beginning of year	45,113,189	47,581,400

End of year	$43,084,783	$45,113,189

Undistributed net investment income, end of year	$335,187	$420,001

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BSE
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,598,429	$4,108,641
Net realized gain	332,262	534,682
Net change in unrealized appreciation (depreciation)	(4,807,235)	(5,787,817)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(876,544)	(1,144,494)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,667,309)	(4,075,779)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,543,853)	(5,220,273)
Beginning of year	98,075,791	103,296,064

End of year	$93,531,938	$98,075,791

Undistributed net investment income, end of year	$141,169	$212,962

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets  (continued)

	BFY
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,202,983	$3,573,037
Net realized gain	410,552	204,867
Net change in unrealized appreciation (depreciation)	(4,024,445)	(4,281,706)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(410,910)	(503,802)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(3,303,232)	(3,813,493)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	4,281	31,711

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(3,709,861)	(4,285,584)
Beginning of year	78,640,959	82,926,543

End of year	$74,931,098	$78,640,959

Undistributed net investment income, end of year	$614,961	$722,849

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BHV
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,104,663	$1,246,653
Net realized gain	260,327	88,117
Net change in unrealized appreciation (depreciation)	(1,376,380)	(1,426,601)

Net decrease in net assets applicable to Common Shareholders resulting from operations	(11,390)	(91,831)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(1,245,984)	(1,209,228)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	47,740	54,508

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,209,634)	(1,246,551)
Beginning of year	25,215,526	26,462,077

End of year	$24,005,892	$25,215,526

Undistributed net investment income, end of year	$157,423	$246,316

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Cash Flows

Year Ended August 31, 2018

	BZM	MHE	MHN	BQH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$381,912	$(151,064)	$(1,217,223)	$(264,340)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	8,151,492	8,501,055	116,542,600	7,498,077
Purchases of long-term investments	(8,524,723)	(11,061,340)	(117,819,770)	(7,913,997)
Net proceeds from sales (purchases) of short-term securities	(273,876)	416,587	574,335	(118,288)
Amortization of premium and accretion of discount on investments and other fees	241,571	266,223	4,706,136	324,155
Net realized (gain) loss on investments	(104,202)	56,627	(192,999)	18,589
Net unrealized depreciation on investments	1,041,685	1,594,110	22,886,330	2,190,659
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(27,683)	17,458	(213,972)	(8,008)
Dividends — affiliated	(378)	(330)	(1,476)	(277)
Prepaid expenses	(305)	13,710	(349)	13,484
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(166)	(415)	(13,046)	(1,044)
Interest expense and fees	5,447	4,199	87,181	7,953
Trustees’ and Officer’s	331	(162)	9,669	302
Variation margin on futures contracts	(7,656)	(7,287)	(107,188)	(10,782)
Other accrued expenses	12,413	10,373	43,747	9,339

Net cash provided by (used for) operating activities	895,862	(340,256)	25,283,975	1,745,822

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	2,002,732	1,715,000	5,743,525	1,249,793
Repayments of TOB Trust Certificates	(1,500,000)	—	(11,488,379)	(1,210,964)
Proceeds from Loan for TOB Trust Certificates	—	—	2,667,952	269,793
Repayments of Loan for TOB Trust Certificates	—	—	(2,667,952)	(269,793)
Cash dividends paid to Common Shareholders	(1,267,374)	(1,376,163)	(19,651,902)	(1,800,467)
Decrease in bank overdraft	(155,520)	(23,917)	(313,660)	(29,018)
Amortization of deferred offering costs	3,038	3,336	15,441	5,834

Net cash provided by (used for) financing activities	(917,124)	318,256	(25,694,975)	(1,784,822)

CASH
Net decrease in restricted and unrestricted cash and foreign currency	$(21,262)	$(22,000)	$(411,000)	$(39,000)
Restricted and unrestricted cash and foreign currency at beginning of year	55,350	53,050	768,850	74,350

Restricted and unrestricted cash and foreign currency at end of year	$34,088	$31,050	$357,850	$35,350

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$269,419	$412,110	$6,321,732	$582,362

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$24,680	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$738	$—	$—	$—
Cash pledged:
Futures contracts	33,350	31,050	357,850	35,350

	$34,088	$31,050	$357,850	$35,350

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$55,350	$53,050	$768,850	$74,350

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended August 31, 2018

	BSE	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(876,544)	$(410,910)	$(11,390)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	24,143,576	15,143,254	10,403,068
Purchases of long-term investments	(27,160,405)	(16,095,811)	(11,302,726)
Net proceeds from sales (purchases) of short-term securities	470,466	475,253	(13,049)
Amortization of premium and accretion of discount on investments and other fees	1,044,019	498,575	123,835
Net realized (gain) loss on investments	165,655	5,442	(199,155)
Net unrealized depreciation on investments	4,866,528	4,072,331	1,384,182
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(67,987)	(6,068)	37,385
Dividends — affiliated	(118)	(568)	(67)
Prepaid expenses	(1,379)	(1,424)	13,695
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(1,772)	(1,937)	(59)
Interest expense and fees	27,620	8,036	3,655
Trustees’ and Officer’s	(5)	176	259
Variation margin on futures contracts	(21,305)	(18,297)	(3,320)
Other accrued expenses	14,458	11,313	10,458

Net cash provided by operating activities	2,602,807	3,679,365	446,771

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	3,389,747	639,877	3,008,296
Repayments of TOB Trust Certificates	(2,291,694)	(981,469)	(1,994,057)
Proceeds from Loan for TOB Trust Certificates	329,747	159,877	—
Repayments of Loan for TOB Trust Certificates	(329,747)	(159,877)	—
Cash dividends paid to Common Shareholders	(3,742,285)	(3,358,994)	(1,198,058)
Decrease in bank overdraft	(50,825)	(58,110)	(277,536)
Amortization of deferred offering costs	6,250	6,331	2,584

Net cash used for financing activities	(2,688,807)	(3,752,365)	(458,771)

CASH
Net decrease in restricted and unrestricted cash and foreign currency	$(86,000)	$(73,000)	$(12,000)
Restricted and unrestricted cash and foreign currency at beginning of year	160,300	131,400	24,950

Restricted and unrestricted cash and foreign currency at end of year	$74,300	$58,400	$12,950

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,217,546	$1,076,888	$243,894

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$4,281	$47,740

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$74,300	$58,400	$12,950

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$160,300	$131,400	$24,950

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

(For a share outstanding throughout each period)

	BZM
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.32	$15.97	$14.96	$15.20	$13.33

Net investment income(a)	0.55	0.59	0.61	0.63	0.70
Net realized and unrealized gain (loss)	(0.36)	(0.67)	1.02	(0.19)	1.90

Net increase (decrease) from investment operations	0.19	(0.08)	1.63	0.44	2.60

Distributions to Common Shareholders(b)
From net investment income	(0.57)	(0.57)	(0.62)	(0.68)	(0.73)
From net realized gain	(0.04)	—	—	—	—

Total distributions to Common Shareholders	(0.61)	(0.57)	(0.62)	(0.68)	(0.73)

Net asset value, end of year	$14.90	$15.32	$15.97	$14.96	$15.20

Market price, end of year	$14.04	$14.29	$16.06	$14.44	$14.59

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.67%	(0.31)%	11.15%	3.07%	20.39%

Based on market price	2.71%	(7.53)%	15.80%	3.64%	21.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.75%	2.35%	2.10%	1.96%	2.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.67%	2.27%	2.02%	1.88%	1.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.78%	1.75%	1.83%	1.41%	1.34%

Net investment income to Common Shareholders	3.63%	3.87%	3.98%	4.19%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,008	$31,893	$33,202	$31,073	$31,535

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000	$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$293,799	$299,333	$307,510	$294,207	$297,091

Borrowings outstanding, end of year (000)	$2,637	$2,134	$1,500	$1,500	$1,500

Portfolio turnover rate	16%	12%	11%	18%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.38%	1.31%	1.39%	1.33%	1.34%

See notes to financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.98	$14.69	$13.89	$14.02	$12.34

Net investment income(a)	0.55	0.62	0.65	0.68	0.69
Net realized and unrealized gain (loss)	(0.62)	(0.69)	0.83	(0.10)	1.74

Net increase (decrease) from investment operations	(0.07)	(0.07)	1.48	0.58	2.43

Distributions to Common Shareholders from net investment income(b)	(0.58)	(0.64)	(0.68)	(0.71)	(0.75)

Net asset value, end of year	$13.33	$13.98	$14.69	$13.89	$14.02

Market price, end of year	$12.38	$14.00	$15.32	$13.26	$13.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.41)%	(0.34)%	11.01%	4.25%	20.47%

Based on market price	(7.64)%	(4.30)%	21.27%	1.47%	22.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.50%	2.17%	1.77%	1.71%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.50%	2.17%	1.77%	1.71%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.20%	1.18%	1.15%	1.15%	1.16%

Net investment income to Common Shareholders	4.08%	4.44%	4.53%	4.82%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,609	$33,115	$34,772	$32,864	$33,139

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$270,862	$279,002	$287,959	$277,646	$279,130

Borrowings outstanding, end of year (000)	$3,136	$1,421	$751	$—	$—

Portfolio turnover rate	17%	18%	30%	8%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.20%	1.18%	1.15%	1.15%	1.16%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.93	$15.69	$14.81	$14.98	$13.14

Net investment income(a)	0.60	0.69	0.75	0.80	0.83
Net realized and unrealized gain (loss)	(0.64)	(0.75)	0.91	(0.15)	1.88

Net increase (decrease) from investment operations	(0.04)	(0.06)	1.66	0.65	2.71

Distributions to Common Shareholders from net investment income(b)	(0.62)	(0.70)	(0.78)	(0.82)	(0.87)

Net asset value, end of year	$14.27	$14.93	$15.69	$14.81	$14.98

Market price, end of year	$12.35	$14.36	$15.04	$13.65	$13.64

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.22%	0.04%	11.63%	4.88%	21.74%

Based on market price	(9.82)%	0.37%	16.10%	6.16%	15.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.13%	1.68%	1.58%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%	2.05%	1.62%	1.52%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.94%	0.96%	0.95%	0.95%	1.22%

Net investment income to Common Shareholders	4.15%	4.65%	4.91%	5.35%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$444,369	$464,818	$488,318	$461,159	$466,412

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$282,417	$290,812	$300,459	$289,310	$291,466

Borrowings outstanding, end of year (000)	$64,262	$70,007	$76,443	$53,308	$51,890

Portfolio turnover rate	15%	17%	13%	19%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	0.94%	0.95%	0.94%	0.94%	0.95%

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BQH
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.11	$16.99	$15.75	$15.77	$13.32

Net investment income(a)	0.60	0.67	0.71	0.74	0.79
Net realized and unrealized gain (loss)	(0.69)	(0.84)	1.27	0.03	2.46

Net increase (decrease) from investment operations	(0.09)	(0.17)	1.98	0.77	3.25

Distributions to Common Shareholders from net investment income(b)	(0.63)	(0.71)	(0.74)	(0.79)	(0.80)

Net asset value, end of year	$15.39	$16.11	$16.99	$15.75	$15.77

Market price, end of year	$13.01	$14.55	$15.70	$13.66	$13.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.03)%	(0.47)%	13.22%	5.57%	25.66%

Based on market price	(6.44)%	(2.73)%	20.63%	4.18%	18.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.78%	2.44%	2.10%	2.08%	2.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.61%	2.28%	2.07%	2.07%	2.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.26%	1.24%	1.48%	1.91%	2.02%

Net investment income to Common Shareholders	3.84%	4.21%	4.31%	4.68%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$43,085	$45,113	$47,581	$44,111	$44,158

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,954	$304,132	$315,300	$299,597	$299,812

Borrowings outstanding, end of year (000)	$6,560	$6,521	$6,381	$5,070	$4,900

Portfolio turnover rate	11%	17%	13%	22%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.26%	1.24%	1.41%	1.41%	1.46%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.04	$15.84	$14.81	$14.92	$12.92

Net investment income(a)	0.55	0.63	0.68	0.70	0.72
Net realized and unrealized gain (loss)	(0.68)	(0.80)	1.03	(0.08)	2.05

Net increase (decrease) from investment operations	(0.13)	(0.17)	1.71	0.62	2.77

Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.63)	(0.68)	(0.73)	(0.77)

Net asset value, end of year	$14.35	$15.04	$15.84	$14.81	$14.92

Market price, end of year	$12.65	$13.55	$14.84	$12.99	$13.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.33)%	(0.55)%	12.22%	4.88%	22.65%

Based on market price	(2.47)%	(4.36)%	19.87%	4.29%	15.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.41%	2.10%	1.76%	1.70%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.41%	2.09%	1.75%	1.70%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.10%	1.10%	1.17%	1.51%	1.55%

Net investment income to Common Shareholders	3.77%	4.23%	4.40%	4.72%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$93,532	$98,076	$103,296	$96,587	$97,276

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$330,943	$342,162	$355,052	$338,486	$340,188

Borrowings outstanding, end of year (000)	$21,702	$20,604	$21,873	$18,091	$17,431

Portfolio turnover rate	16%	13%	8%	20%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.10%	1.10%	1.12%	1.09%	1.09%

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.71	$16.58	$15.57	$15.66	$13.36

Net investment income(a)	0.64	0.71	0.78	0.82	0.84
Net realized and unrealized gain (loss)	(0.72)	(0.82)	1.06	(0.07)	2.30

Net increase (decrease) from investment operations	(0.08)	(0.11)	1.84	0.75	3.14

Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.76)	(0.83)	(0.84)	(0.84)

Net asset value, end of year	$14.97	$15.71	$16.58	$15.57	$15.66

Market price, end of year	$12.77	$15.51	$17.01	$14.16	$14.02

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.08)%	(0.37)%	12.24%	5.33%	24.75%

Based on market price	(13.66)%	(4.13)%	26.61%	7.00%	18.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.57%	2.21%	1.86%	1.83%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.56%	2.21%	1.85%	1.83%	1.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.13%	1.12%	1.23%	1.69%	1.78%

Net investment income to Common Shareholders	4.20%	4.60%	4.83%	5.25%	5.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$74,931	$78,641	$82,927	$77,854	$78,304

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$268,764	$277,119	$286,771	$275,347	$276,360

Borrowings outstanding, end of year (000)	$7,475	$7,817	$8,061	$5,895	$5,725

Portfolio turnover rate	12%	14%	17%	20%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.13%	1.12%	1.16%	1.13%	1.15%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.75	$16.56	$15.90	$15.95	$14.03

Net investment income(a)	0.69	0.78	0.81	0.81	0.83
Net realized and unrealized gain (loss)	(0.69)	(0.83)	0.66	(0.01)	1.95

Net increase (decrease) from investment operations	—	(0.05)	1.47	0.80	2.78

Distributions to Common Shareholders from net investment income(b)	(0.78)	(0.76)	(0.81)	(0.85)	(0.86)

Net asset value, end of year	$14.97	$15.75	$16.56	$15.90	$15.95

Market price, end of year	$16.56	$18.68	$19.14	$16.70	$16.35

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.20)%	(0.44)%	9.05%	5.02%	20.31%

Based on market price	(6.91)%	2.17%	20.00%	7.61%	16.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.94%	2.46%	2.16%	1.98%	2.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.72%	2.25%	1.95%	1.77%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.70%	1.61%	1.70%	1.30%	1.38%

Net investment income to Common Shareholders	4.51%	4.95%	5.00%	5.08%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$24,006	$25,216	$26,462	$25,336	$25,373

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$306,947	$317,375	$328,121	$318,414	$318,733

Borrowings outstanding, end of year (000)	$5,396	$4,360	$3,860	$3,019	$3,019

Portfolio turnover rate	26%	10%	6%	9%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	1.32%	1.22%	1.30%	1.23%	1.38%

See notes to financial statements.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end Trusts referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$35,082	$10,335	$3,426	$48,843
MHE	19,571	6,914	2,127	28,612
MHN	855,919	309,928	111,506	1,277,353
BQH	80,358	29,156	10,893	120,407
BSE	254,980	98,504	30,649	384,133
BFY	95,471	36,427	9,422	141,320
BHV	58,990	22,439	5,883	87,312

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$4,864,942	$2,637,107	1.59% — 1.59%	$2,720,534	1.80%
MHE	4,854,346	3,135,858	1.58 — 1.59	1,604,515	1.78
MHN	123,391,724	64,262,332	1.58 — 1.71	68,773,283	1.85
BQH	11,771,803	6,560,292	1.58 — 1.71	6,454,819	1.86
BSE	39,991,527	21,702,203	1.58 — 1.71	20,589,599	1.86
BFY	13,416,687	7,475,312	1.58 — 1.71	7,691,422	1.84
BHV	9,996,455	5,395,720	1.58 — 1.59	4,758,261	1.83

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trust, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trust, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at August, 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at August 31, 2018.

For the year ended August 31, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
MHN	$—	—%	$29,238	0.78%
BQH	—	—	2,957	0.78
BSE	—	—	3,614	0.78
BFY	—	—	1,752	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.55%	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Limitations and Waivers: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other trust expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018 the waivers were as follows:

	BZM	MHN	BQH	BHV
Amounts waived	$25,059	$377,242	$72,428	$53,123

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018 the waivers were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Amounts waived	$208	$301	$4,537	$414	$955	$789	$134

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of each Trust’s Independent Trustees. For the year ended August 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Purchases	$8,524,723	$9,979,252	$115,968,487	$8,374,859	$26,766,253	$16,921,249	$12,811,993
Sales	8,151,492	8,688,933	116,442,012	7,858,083	24,143,576	15,603,685	10,403,068

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Paid-in capital	$(3,037)	$(36,014)	$(3,877,397)	$(5,835)	$(1,550,612)	$(363,880)	$(2,593)
Undistributed net investment income	7,236	3,417	(408,568)	(3,685)	(2,913)	(7,639)	52,428
Accumulated net realized gain (loss)	(4,199)	32,597	4,285,965	9,520	1,553,525	371,519	(49,835)

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax-exempt income(a)	08/31/2018	$1,399,571	$1,765,789	$24,317,312	$2,233,502	$4,526,182	$4,243,606	$1,368,757
	08/31/2017	$1,322,128	$1,808,770	$25,603,587	$2,343,180	$4,730,566	$3,810,748	$1,309,575
Ordinary income(b)	08/31/2018	6,221	1,494	45,867	240	1,846	3,229	37,465
	08/31/2017	—	197	26,682	896	8,255	2,745	—
Long term capital gains(c)	08/31/2018	87,606	—	—	—	—	—	—

Total	08/31/2018	$1,493,398	$1,767,283	$24,363,179	$2,233,742	$4,528,028	$4,246,835	$1,406,222

	08/31/2017	$1,322,128	$1,808,967	$25,630,269	$2,344,076	$4,738,821	$3,813,493	$1,309,575

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate this amount paid during the fiscal year ended August 31, 2018 as a capital gain dividend.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$230,033	$114,161	$147,950	$243,526	$—	$342,312	$140,949
Undistributed ordinary income	42,595	487	2,726	7,278	652	6,611	1,375
Capital loss carryforwards	—	(292,259)	(14,846,298)	(945,719)	(1,469,732)	(1,533,853)	(572,785)
Undistributed long-term capital gains	123,967	—	—	—	—	—	—
Net unrealized gains(a)	1,120,511	2,485,650	25,743,179	4,086,243	5,746,053	6,230,355	1,545,938

	$1,517,106	$2,308,039	$11,047,557	$3,391,328	$4,276,973	$5,045,425	$1,115,477

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts, the realization for tax purposes of unrealized gains/losses on certain futures contracts, and the deferral of compensation to trustees.

As of August 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	MHE	MHN	BQH	BSE	BFY	BHV
No expiration date(a)	$292,185	$14,172,767	$945,719	$1,469,732	$1,278,852	$520,919
2019	74	673,531	—	—	255,001	51,866

	$292,259	$14,846,298	$945,719	$1,469,732	$1,533,853	$572,785

(a)	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BZM	MHE	MHN	BQH	BSE	BFY	BHV
$8,953	$129,068	$3,026,276	$244,490	$393,010	$266,685	$249,946

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax cost	$45,460,207	$46,909,362	$654,860,856	$60,552,456	$126,681,770	$112,542,632	$35,118,552

Gross unrealized appreciation	$1,250,788	$2,598,938	$28,138,475	$4,278,052	$6,263,684	$6,500,066	$1,611,539
Gross unrealized depreciation	(118,497)	(113,288)	(2,143,386)	(180,288)	(417,796)	(257,138)	(56,859)

Net unrealized appreciation	$1,132,291	$2,485,650	$25,995,089	$4,097,764	$5,845,888	$6,242,928	$1,554,680

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trusts or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trusts’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in securities in the health sector, MHE invested a significant portion of its assets in securities in the education sector, and MHN and BHV invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10 respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	BFY	BHV
2018	—	1,800	273	2,965
2017	1,922	1,915	1,924	3,295

For the years ended August 31, 2018 and August 31, 2017, shares issued and outstanding remained constant for MHN, BQH and BSE.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BZM, MHE, MHN, BQH, BSE, BFY and BHV (collectively, the “VRDP Trusts”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain VRDP Trusts are currently in a special rate period, each as described below.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the VRDP Shares outstanding of each VRDP Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/01/42
MHE	06/14/12	185	18,500,000	07/01/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BQH	09/15/11	221	22,100,000	10/01/41
BSE	09/15/11	405	40,500,000	10/01/41
BFY	09/15/11	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Trust entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Trust and the liquidity provider is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Expiration Date	07/04/19	07/04/19	04/15/20	10/21/19	10/21/19	10/21/19	07/04/19

In the event a fee agreement is not renewed or is terminated in advance, and that a VRDP Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, each VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, each VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MHE, MHN, BQH, BSE and BFY may incur remarketing fees of 0.10% on the aggregate principal amount of the VRDP Trust’s VRDP Shares and BZM and BHV may incur remarketing fees of 0.07% on the aggregate principal amount of the VRDP Trust’s VRDP Shares which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, BQH, MHN, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Rate	1.41%	2.10%	2.11%	2.13%	2.13%	2.13%	1.38%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares for BZM and BHV were P1/F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: Upon issuance of the VRDP Shares on June 14, 2012, MHE commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to its VRDP Shares. The special rate period for MHE has been extended each year for an additional one-year term and is currently scheduled to expire on June 19, 2019.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The special rate period for MHN was extended for an additional three-year term and is currently scheduled to expire on April 15, 2020.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

On October 22, 2015, BQH, BSE and BFY commenced a three-year special rate period ending April 18, 2018 with respect to their VRDP Shares. The special rate period for BQH, BSE and BFY has been extended each year for an additional one-year term and is currently scheduled to expire on April 17, 2019.

Prior to their respective expiration date, a VRDP Trust and the holders of its VRDP Shares may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. During the special rate period, the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The short-term ratings on the VRDP Shares were withdrawn upon commencement of the special rate period.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Trusts on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Trusts will be required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Trusts will not pay any fees to the liquidity provider and remarketing agent during the special rate period, except MHN which pays 0.01% to each of the Liquidity Provider and remarketing agent. The VRDP Trusts will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Trusts redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2018, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The VRDP Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$226,023	$3,038
MHE	387,697	3,336
MHN	5,131,560	15,441
BQH	469,908	5,834
BSE	861,033	6,250
BFY	943,604	6,331
BHV	160,237	2,584

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$19,564
MHE	0.0440	0.0440	VRDP	W-7	32,542
MHN	0.0445	0.0445	VRDP	W-7	429,403
BQH	0.0460	0.0460	VRDP	W-7	39,283
BSE	0.0405	0.0405	VRDP	W-7	71,990
BFY	0.0490	0.0490	VRDP	W-7	78,923
BHV	0.0630	0.0630	VRDP	W-7	14,184

(a)	Net investment income dividend paid on October 1, 2018 to Common Shareholders of record on September 14, 2018.
(b)	Net investment income dividend declared on October 1, 2018, payable to Common Shareholders of record on October 15, 2018.
(c)	Dividends declared for period September 1, 2018 to September 30, 2018.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust and to the Shareholders and Board of Directors of BlackRock MuniHoldings New York Quality Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of August 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Disclosure of Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”) and BlackRock Massachusetts Tax-Exempt Trust (“MHE” and together with BZM, MHN, BSE, BQH, BFY and BHV, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of BZM noted that for the one-, three- and five-year periods reported, the Fund ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for the BZM. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed the BZM’s underperformance during the applicable period. The Board was informed that, among other things, BZM’s shorter call structure, coupled with the portfolio management team’s overweight allocation to higher credit quality bonds, detracted from performance over the one-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving BZM’s investment performance. Discussions covered topics such as performance attribution, BZM’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	89

Disclosure of Investment Advisory Agreements  (continued)

The Board of each of MHN, BHV and MHE noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN, BHV and MHE. The Composite measures a blend of total return and yield.

The Board of BSE noted that for the one-, three- and five-year periods reported, the Fund ranked second out of two funds, second out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BSE’s underperformance during the applicable periods. The Board was informed that, among other things, BSE’s yield curve positioning detracted from performance over the one-year period. Over the three-year period, portfolio management’s trading decisions negatively impacted BSE’s performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BSE’s investment performance. Discussions covered topics such as performance attribution, BSE’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board of each of BQH and BFY noted that for the one-, three- and five-year periods reported, its Fund ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each Fund. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BZM noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BZM, which has been in effect since 2013. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 5 basis points voluntary advisory fee waiver.

The Board of MHN noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board of each of BSE and BFY noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BQH noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BQH, which has been in effect since 2016. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 10 basis point voluntary advisory fee waiver.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

The Board of BHV noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV, which has been in effect since 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of a 13 basis point voluntary advisory fee waiver.

The Board of MHE noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	91

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective October 1, 2018, the portfolio managers of MHN are Walter O’Connor and Christian Romaglino. Mr. Romaglino joined MHN’s portfolio management team effective October 1, 2018. Mr. Romaglino has been a Director of BlackRock, Inc. since 2017; a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; and a Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

Effective October 1, 2018, the portfolio managers of BQH, BSE and BFY are Walter O’Connor and Michael Perilli. Mr. Perilli joined each Trust’s portfolio management team effective October 1, 2018. Mr. Perilli has been a Vice President of BlackRock, Inc. since 2014, and an Associate thereof from 2008 to 2014.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

BofAML Securities, Inc.(a)

New York, NY 10036

Citigroup Global Markets, Inc.(b)

New York, NY 10179

Barclays Capital, Inc.(c)

New York, NY 10019

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

Citibank, N.A.(b)

New York, NY 10179

Barclays Bank PLC.(c)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MHN.
(b)	For BZM, MHE and BHV.
(c)	For BQH, BSE and BFY.

TRUSTEE AND OFFICER INFORMATION	95

Additional Information

Proxy Results

The adjourned Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect trustee or director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn (a)		Catherine A. Lynch (b)		Karen P. Robards (b)		Frank J. Fabozzi (b)(c)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BZM	1,898,830	35,594	1,889,904	44,520	1,898,620	35,804	160	0
BSE	5,275,762	861,229	5,047,680	1,089,311	5,069,259	1,067,732	405	0
BQH	2,532,843	86,277	2,534,043	85,077	2,534,043	85,077	221	0
BFY	4,029,218	531,983	4,378,145	183,056	4,378,145	183,056	444	0
BHV	1,456,808	56,605	1,467,765	45,648	1,437,285	76,128	116	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.

(a)	Class III. (c) Voted on by holders of Preferred Shares only.
(b)	Class II.

Shareholders elected the Directors/Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,350,248	1,543,354		26,290,641	1,602,961		26,913,724	979,878
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	2,163,072	32,944	41,557	2,185,860	10,156	41,557	2,192,424	3,592	41,557
	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,929,736	963,866		26,857,452	1,036,150		26,925,634	967,968
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	2,195,246	770	41,557	2,182,748	13,268	41,557	2,195,246	770	41,557
	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi(a)
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,943,569	950,033		26,925,899	967,703		2,436	0
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	2,198,812	591	38,170	2,192,424	3,592	41,557	185	0	0
	W. Carl Kester (a)
	Votes For	Votes Withheld
MHN	2,436	0
		Votes Against	Abstain
MHE	185	0	0

(a)	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as described on page 94, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Effective May 31, 2018, BZM, MHE, BFY and BHV transferred the listing of their common shares from the NYSE American to the NYSE.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	97

Additional Information  (continued)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

August 31, 2018

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital*	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BSE	$0.5607480	$—	$—	$0.0017520	$0.5625000	100%	0%	0%	0%	100%

*

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

Section 19(a) notices for BSE, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
CIFG	CIFG Assurance North America, Inc.
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
Syncora	Syncora Guarantee

GLOSSARY OF TERMS USED IN THIS REPORT	99

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust II	$30,090	$30,052	$0	$0	$9,000	$8,976	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust II	$9,000	$8,976

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, Managing Director at BlackRock and Michael Perilli, Vice President at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Perilli have been members of the registrant’s portfolio management team since 2006 and 2018, respectively. Mr. Perilli became portfolio manager to the Fund on October 1, 2018.

Portfolio Manager	Biography
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2) As of August 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor	30	0	0	0	0	0
	$22.30 Billion	$0	$0	$0	$0	$0
Michael Perilli	17	0	0	0	0	0
	$4.76 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

  Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust II

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust II

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust II

Date: November 2, 2018